                                                                   Exhibit 10.44



                             ACQUISITION OF ASSETS

                                       OF

                                  REALBID LLC,
                     a California Limited Liability Company

                                       by


                            COMPS INFOSYSTEMS, INC.,
                             a Delaware Corporation


                                November 6, 1998



*** Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 406 under the Act.

                               TABLE OF CONTENTS

                                                                               PAGE
ARTICLE 1 DEFINITIONS                                                            1

   1.1   Certain Definitions................................................     1

ARTICLE 2 PURCHASE AND SALE OF PURCHASED ASSETS                                  3

   2.1   Purchase and Sale of REALBID Assets................................     3
   2.2   Assumed Liabilities................................................     5
   2.3   Excluded Assets....................................................     5
   2.4   Purchase Price.....................................................     5
   2.5   Closing Date.......................................................     5
   2.6   Allocation of Aggregate Purchase Price.............................     5
   2.7   Bulk Sales.........................................................     6
   2.8   Sales and Use Taxes................................................     6
   2.9   Title..............................................................     6

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF REALBID                              6

   3.1   Ownership of REALBID Interests.....................................     6
   3.2   Organization and Good Standing.....................................     6
   3.3   Authorization......................................................     7
   3.4   Equity Securities of REALBID.......................................     7
   3.5   No Conflict or Violation...........................................     7
   3.6   Consents and Approvals.............................................     7
   3.7   Books and Records..................................................     7
   3.8   Financial Statements...............................................     7
   3.9   Accounts Receivable................................................     8
   3.10  Absence of Certain Changes or Events...............................     8
   3.11  Contracts and Commitments..........................................    10
   3.12  Insurance..........................................................    10
   3.13  Litigation.........................................................    10
   3.14  Liabilities........................................................    11
   3.15  Compliance with Law................................................    11
   3.16  No Brokers.........................................................    11
   3.17  No Other Agreements to Sell REALBID................................    11
   3.18  Tax Matters........................................................    11
   3.19  Employment Matters and Benefit Plans...............................    12
   3.20  Transaction with Certain Persons...................................    13
   3.21  Environmental Quality..............................................    13
   3.22  Certain Advances...................................................    14
   3.23  Licenses and Permits...............................................    14
   3.24  Proprietary Rights.................................................    14
   3.25  Material Misstatements or Omissions................................    16
   3.26  Exclusive Dealing..................................................    16

                                                                               PAGE
                                                                               ----
   3.27  Real Property......................................................    17
   3.28  Location of Purchased Assets.......................................    17
   3.29  Prepaid Expenses...................................................    17
   3.30  Certain Agreements.................................................    17
   3.31  Year 2000 Compliance...............................................    17
   3.32  Necessary Property.................................................    18
   3.33  Bank Accounts......................................................    18
   3.34  Valuation of COMPS.................................................    18
   3.35  Full Disclosure....................................................    18

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF COMPS                               18

   4.1   Organization of COMPS..............................................    18
   4.2   Capitalization of COMPS............................................    19
   4.3   Authorization......................................................    19
   4.4   No Conflict or Violation...........................................    19
   4.5   Consents and Approvals.............................................    20
   4.6   No Brokers.........................................................    20
   4.7   Litigation.........................................................    20
   4.8   Liabilities........................................................    20
   4.9   Compliance with Law................................................    20
   4.10  COMPS Financial Statements.........................................    20
   4.11  Absence of Certain Changes or Events for COMPS.....................    20
   4.12  Full Disclosure....................................................    21

ARTICLE 5 [INTENTIONALLY LEFT BLANK]                                            21

ARTICLE 6 CONDITIONS TO REALBID AND REALBID PRINCIPALS OBLIGATIONS              21

   6.1   Representations, Warranties and Covenants..........................    21
   6.2   No Litigation or Governmental Proceedings..........................    21
   6.3   Delivery at the Closing............................................    21
   6.4   Material Adverse Change............................................    22

ARTICLE 7 CONDITIONS TO COMPS' OBLIGATIONS                                      22

   7.1   Representations, Warranties and Covenants..........................    22
   7.2   No Governmental Proceedings or Litigation..........................    22
   7.3   Third Party Consents...............................................    22
   7.4   Delivery at Closing................................................    22
   7.5   Material Adverse Change............................................    23

ARTICLE 8 ACTIONS BY COMPS AND THE REALBID PRINCIPALS AFTER THE CLOSING         23

   8.1   Survival of Representations........................................    23
   8.2   Indemnification....................................................    24

ARTICLE 9 MISCELLANEOUS                                                         25

   9.1   [Intentionally Left Blank].........................................    25
   9.2   Notices............................................................    25

                                                                              PAGE
                                                                              ----
   9.3   Choice of Law......................................................    27
   9.4   Entire Agreement; Amendments and Waivers...........................    27
   9.5   Counterparts.......................................................    27
   9.6   Expenses...........................................................    27
   9.7   Invalidity.........................................................    27
   9.8   Confidentiality....................................................    27
   9.9   Arbitration and Venue..............................................    28
   9.10  Announcements......................................................    28
   9.11  Construction.......................................................    28
   9.12  Schedules and Exhibits not Attached................................    29
   9.13  Severability.......................................................    29
   9.14  Assignment.........................................................    29

                            ASSET PURCHASE AGREEMENT

     THIS ASSET AGREEMENT (this "Agreement") is made and entered into as of November 6, 1998 (the "Closing Date"), by and among COMPS INFOSYSTEMS, INC., a Delaware corporation ("COMPS"), REALBID LLC, a California limited liability company ("REALBID"), Emmett DeMoss, an individual ("DeMoss"), and Robert Potter, an individual ("Potter," and together with DeMoss, the "REALBID Principals").

                                   RECITALS
                                   --------

     WHEREAS, REALBID desires to sell to COMPS, and the REALBID Principals desire to cause REALBID to sell to COMPS, and COMPS desires to purchase from REALBID, substantially all of the assets, properties and rights of REALBID; and

     WHEREAS, REALBID, the REALBID Principals and COMPS desire to make certain representations, warranties, covenants and agreements in connection with such purchase and sale.

     NOW, THEREFORE, in consideration of the respective undertakings stated herein, COMPS, REALBID and the REALBID Principals agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS
                                  -----------

     1.1  Certain Definitions. The terms in this Section 1.1, for all purposes
          -------------------                    -----------
of this Agreement, have the meaning herein specified:

          (a)  "Actions" shall have the meaning as defined in Section 3.13.
                                                              ------------

          (b) "Agreement" shall have the meaning as defined in the introduction.

          (c)  "Balance Sheets" shall have the meaning as defined in Section
                                                                     -------
3.8.(a).
-------

          (d) "Business" means the business and operations of REALBID as conducted immediately prior to Closing.

          (e)  "COMPS" shall have the meaning as defined in the introduction.

          (f)  "COMPS" Disclosure Schedule shall have the meaning as defined in
Section 4.

          (g)  "COMPS Group" shall have the meaning as defined in Section
                                                                  -------
8.2(a).
------

          (h)  Confidential Information" shall have the meaning as defined in
Section 9.8(c).
--------------

          (i)  "Damages" shall have the meaning as defined in Section 8.2(e).
                                                              --------------

          (j)  "Disclosure Schedule" shall have the meaning as defined in
Section 3.
---------

          (k)  "Employment Agreement" shall have the meaning as defined in
Section 6.3(b).
--------------

          (l) "Encumbrance" means any mortgage, pledge, assessment, security interest, deed of trust, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale or title retention agreement or other agreement to give any of the foregoing in the future, except for Permitted Encumbrances.

          (m)  "Financial Statements" shall have the meaning as defined in
Section 3.8.
-----------

          (n)  "GAAP" shall have the meaning as defined in Section  3.8.
                                                           ------------

          (o) "General Assignment" shall have the meaning as defined in Section 6.3(d).

          (p)  "Hazardous Material" shall have the meaning as defined in Section
                                                                         -------
3.21(a).
-------

          (q)  "Income Statements" shall have the meaning as defined in Section
                                                                        -------
3.8(b).
------

          (r)  "Industry Initiative" shall have the meaning as defined in
Section 3.26.
------------

          (s)  "Intellectual Property" shall have the meaning as defined in
Section 3.24(a).
---------------

          (t) "Knowledge of COMPS" shall mean the knowledge of any executive officer of COMPS, in each case after due inquiry and reasonable investigation.

          (u) "Knowledge of REALBID" shall mean the knowledge of any officer, director or manager of REALBID, in each case after due inquiry and reasonable investigation.

          (v) "Knowledge of the REALBID Principals" shall mean the knowledge of any REALBID Principal in each case after due inquiry and reasonable investigation.

          (w)  "LLC" shall have the meaning as defined in Section  3.2.
                                                          ------------

          (x)  "LOI" shall have the meaning as defined in Section  6.4.
                                                          ------------

          (y) "Material Adverse Effect" means for any person or entity, a material adverse effect whether individually or in the aggregate (i) on the business, operations, financial condition, assets and properties, liabilities or prospects of such person or entity, or (ii) on the ability of such person or entity to consummate the transactions contemplated hereby.

          (z)  "Non-Competition Agreement" shall have the meaning as defined in
Section 7.4(a).

          (aa) "Other Contracts" shall have the meaning as defined in Section
                                                                      -------
3.11.
----

          (bb) "Permitted Encumbrances" shall mean (a) liens, charges, encumbrances and security interests (i) for taxes not yet due and payable or being contested in good faith by appropriate proceedings or for which adequate reserves have been established on the Financial Statements of REALBID or (ii) arising in the ordinary course of business in connection with the equipment leases listed as items 3 and 4 of Section 3.11 of the Disclosure Schedule,
                                  ------------
provided that such liens, charges, encumbrances and security interests do not arise in connection with any default or breach of such equipment leases by REALBID (including without limitation any failure by REALBID to pay fees due under such leases in a timely manner); (b) with respect to real property, easements, covenants, conditions and restrictions as to which no violation or encroachment exists which could in the aggregate have a Material Adverse Effect or which in the aggregate do not interfere or detract, in any material respect, from the use or value of such real property; and (c) mechanics', materialmans', suppliers', vendors' or similar security interests arising by operation of law and in the ordinary course of business securing amounts which are not delinquent.

          (cc) "Plan" shall have the meaning as defined in Section 3.19(c).
                                                           ---------------

          (dd) "properly perform the Year 2000 Processing" shall have the meaning as defined in Section 3.31.
                      ------------

          (ee) "REALBID" shall have the meaning as defined in the introduction.

          (ff) "REALBID Intellectual Property" shall have the meaning as defined in Section 3.24(b).
   ---------------

          (gg) "REALBID Members' Shares" shall have the meaning as defined in
Section 3.1.
-----------

          (hh) "REALBID Principals" shall have the meaning as defined in the introduction.

          (ii) "Taxes" shall have the meaning as defined in Section 3.18(d).
                                                            ---------------

          (jj) "Transaction" means the sale by REALBID of substantially all of the assets, properties and rights of REALBID to COMPS, including the Employment Agreements, the Non-Competition Agreements and the transactions contemplated thereby.

          (kk) "Year 2000 Processing" shall have the meaning as defined in
Section 3.31.
------------

                                   ARTICLE 2
                     PURCHASE AND SALE OF PURCHASED ASSETS
                     -------------------------------------

     2.1  Purchase and Sale of REALBID Assets. Subject to the terms and
          -----------------------------------
conditions of this Agreement, at the Closing, REALBID agrees to grant, sell, convey, assign, transfer and deliver to COMPS, and COMPS agrees to purchase and acquire from REALBID, free and clear of any Encumbrance or adverse claim of any kind whatsoever, except Permitted Encumbrances, all of REALBID's right, title, and interest in and to all assets, properties, rights, leases, fixtures, accessions, claims, contracts and interests of REALBID of every kind, type or description, real, personal and mixed, tangible and intangible, wherever located and whether or not specifically referred to in this Agreement, that are used in or pertain to the Business (collectively, the "Purchased Assets"), including without limitation:

          (a) the machinery, equipment, leasehold improvements, furniture and fixtures, vehicles and other operating assets owned or leased by REALBID and used in the Business as set forth in Schedule 2.1(a) attached hereto;
                                     ---------------

          (b) the miscellaneous supplies of REALBID used in connection with the Business;

          (c) all of REALBID's right, title and interest in and to license agreements, supply agreements, sales and purchase agreements, real property leases, orders and the other contracts and agreements, written or oral, necessary for REALBID to operate the Business as set forth in Schedule 2.1(c)
                                                              ---------------
attached hereto (and to the extent oral, accurately described in Schedule 3.11
                                                                 -------------
of the Disclosure Schedule the terms of such contract) (the "REALBID Assumed Contracts");

          (d) to the extent assignable, all licenses, permits, consents, approvals, orders, certificates, authorizations, declarations and filings held by REALBID necessary or incidental to the conduct of the Business set forth in
Schedule 2.1(d) attached hereto (the "REALBID Permits");
---------------

          (e) all of REALBID's customer lists, mailing lists, telephone numbers, correspondence, credit, sales and other records, business and accounting records, computer printouts, vendor lists, and sales and other literature, operating data, and books, files, documents and records relating to the Business (collectively, the "Books and Records"); provided, that REALBID will retain certain Books and Records necessary for REALBID to wind up its involvement in the Business and provide COMPS, at the sole cost and expense of COMPS, with access to such Books and Records upon reasonable prior request and during normal business hours as necessary to conduct the Business after the Closing Date (as defined below);

          (f) all right, title and interest in and to all of the REALBID Intellectual Property (as defined below), including without limitation (i) all of REALBID's rights to the name "REALBID" and variations thereof and all trademarks, tradenames, service marks and goodwill associated therewith; (ii) the domain name on the World Wide Web known as "realbid.com" and any successor thereto; and (iii) all items set forth in Section 3.24 of the Disclosure
                                          ------------
Schedule (as defined below) and all improvements, modifications and other Intellectual Property (as defined below) derived therefrom;

          (g) all prepaid expenses, deposits and deferred items in effect as of the Closing Date and from which COMPS may derive future benefit;

          (h) all accounts, accounts receivable, notes and notes receivable (collectively the "REALBID Account Receivables") of REALBID's Business as of the Closing Date, including without limitation those which are not evidenced by instruments or invoices, whether or not they have been earned by performance or have been written off or reserved against as a bad debt or doubtful account, together with all instruments and all documents of title representing any of the foregoing and all right, title, security and guaranties in favor of REALBID with respect to any of the foregoing, as identified in Schedule 2.1(h) attached hereto;
              ---------------

          (i)  the real properties leased or owned by REALBID set forth on
Schedule 2.1(i) attached hereto (the "Assumed Real Property");

          (j)  all cash and cash equivalents of REALBID as of the Closing Date;
and

          (k)  the goodwill and going concern value of REALBID's Business.

     2.2  Assumed Liabilities.  COMPS agrees to assume, satisfy and perform when
          -------------------
due only those liabilities arising from all of the liabilities and obligations of REALBID under the Purchased Assets which arise on or after the Closing Date (the "Assumed Liabilities"). Except for the Assumed Liabilities, COMPS is not required to, and shall not, assume, pay, perform, defend or discharge REALBID's liabilities or obligations of any and every kind whatsoever, direct, indirect, absolute, contingent, secured, unsecured, accrued or otherwise, whether known or unknown, including without limitation (i) any accrued payroll, accrued payroll taxes, accrued vacation, accrued sick pay and accrued workman's compensation incurred by REALBID in connection with the operation of the Business, (ii) the BAP Loan, the ERD Loan and the LLC Managers Accrued Fee (as such terms are described in the Financial Statements) and (iii) any and all payables, costs and expenses of REALBID incurred before the Closing Date including those payables, costs and expenses set forth in the Financial Statements. Further, COMPS shall not assume or agree to pay, perform or discharge, nor be responsible for, any obligation or liability of REALBID with respect to breach by REALBID of any contract or commitment or any action, suit or proceeding.

     2.3  Excluded Assets. Notwithstanding Section 2.1 hereof, the Purchased
          ---------------                  -----------
Assets do not include the assets set forth on Schedule 2.3 attached hereto (the
                                              ------------
"REALBID Excluded Assets").

     2.4  Purchase Price.  As consideration for the Purchased Assets, COMPS
          --------------
agrees to (i) assume the Assumed Liabilities and (ii) pay, or cause to be paid, to REALBID an aggregate purchase price in cash of One Hundred Sixty-Three Thousand Dollars ($163,000) (the "Purchase Price. The Purchase Price shall be delivered to REALBID at the Closing by wire transfer in immediately available funds to an account designated by REALBID; and

     2.5  Closing Date.  The closing of the Transaction (the "Closing") shall be
          ------------
held at 10:00 A.M. local time on October 23, 1998 at the offices of COMPS, 9888 Carroll Centre Road, Suite 100, San Diego, California, or at such other time and place as the parties shall mutually agree (the "Closing Date").

     2.6  Allocation of Aggregate Purchase Price.  As promptly as practicable
          --------------------------------------
following the Closing Date, but in no event later than 30 days thereafter (the "30-Day Period"), COMPS shall prepare and deliver to the REALBID Principals an allocation schedule which sets forth the allocation of the Purchase Price plus other relevant items for the transactions contemplated under this Agreement, which allocation schedule shall be in compliance with Section 1060 of the

Internal Revenue Code and Regulations. During the 30-Day Period, COMPS shall consult with the REALBID Principals in preparing such allocation schedule and each of COMPS and the REALBID Principals shall use their best efforts to agree upon a mutually acceptable allocation schedule. COMPS, REALBID and the REALBID Principals, as applicable, will file all returns, reports, information returns schedule or other documents (including any related or supporting information) filed or required to be filed with respect to any taxing authority in a manner consistent with such allocation.

     2.7  Bulk Sales.  COMPS hereby waives compliance by REALBID with the
          ----------
provisions of the applicable Bulk Sales Law of any state. REALBID and the REALBID Principals, jointly and severally, warrant and agree to pay and discharge when due all claims of creditors which could be asserted against COMPS by reason of such noncompliance. REALBID and the REALBID Principals shall, jointly and severally, indemnify and hold COMPS harmless from, against and in respect of any Damages (as defined in Article 8 below) suffered or incurred by COMPS by reason of the failure of REALBID to pay or discharge such claims.

     2.8  Sales and Use Taxes.  REALBID and the REALBID Principals shall be
          -------------------
responsible for all sales and use taxes, if any, arising out of the sale of the Purchased Assets to COMPS pursuant to this Agreement.

     2.9  Title.  Title to the Purchased Assets shall pass to COMPS at the
          -----
Closing and the Purchased Assets shall be at the risk of REALBID prior to the Closing.

                                   ARTICLE 3
                   REPRESENTATIONS AND WARRANTIES OF REALBID
                   -----------------------------------------

     Each of REALBID and the REALBID Principals, jointly and severally, represents and warrants to COMPS as on the date hereof, except as set forth on the disclosure schedule furnished to COMPS (the "Disclosure Schedule"), specifically identifying the relevant section hereof, which exceptions shall be deemed to be representations and warranties as if made in this Article 3
                                                               ---------
(provided that the disclosure in such exceptions shall be true, complete and correct), as follows:

     3.1  Ownership of REALBID Interests.  The REALBID Principals own
          ------------------------------
beneficially and of record all of the issued and outstanding interests/stock of REALBID (the "REALBID Members' Shares"), consisting of the number of REALBID Members' Shares listed opposite such REALBID Principal's name in Section 3.1 of
                                                                 -----------
the Disclosure Schedule, free and clear of all Encumbrances, and have, and on the Closing Date will have, good and valid title to such REALBID Members' Shares.

     3.2  Organization and Good Standing.  REALBID is a limited liability
          ------------------------------
company ("LLC"), validly existing and in good standing under the laws of the State of California, and has all requisite LLC power and LLC authority to conduct the business in which it is now engaged and to own, lease, license and use the assets and properties now owned, leased, licensed or used by it. REALBID is duly qualified to do business as a foreign LLC and is in good standing in each jurisdiction in which such qualification is necessary under the applicable law as a result of the conduct of its business or the ownership of it properties and where the failure to be so qualified, singly or in the aggregate, would have a Material Adverse Effect on the Business, financial condition of REALBID or the Purchased Assets. Each jurisdiction, if any, in which REALBID is qualified to do business as a foreign LLC is listed on Section 3.2 of the Disclosure Schedule, except where failure to
                 -----------
be qualified would not have a Material Adverse Effect on the Business or the Purchased Assets. Section 3.2 of the Disclosure Schedule also contains a correct
                  -----------
and complete copy of REALBID's Operating Agreement as amended to date, that was previously delivered to COMPS.

     3.3  Authorization.  REALBID and the REALBID Principals have all the
          -------------
necessary power and authority and have taken all action necessary to enter into this Agreement, to consummate the Transaction contemplated hereby and to perform their respective obligations hereunder. This Agreement has been duly executed and delivered by REALBID and the REALBID Principals and is a legal, valid and binding obligation enforceable against REALBID and the REALBID Principals in accordance with the terms herein, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws, or by equitable principles, relating to or limiting the rights of creditors generally and (b) limitations imposed by law or equitable principles upon the availability of specific performance, injunctive relief or other equitable remedies.

     3.4  Equity Securities of REALBID.  The authorized equity securities of
          ----------------------------
REALBID consists solely of Eight Thousand (8,000) REALBID Members' Shares, of which Eight Thousand (8,000) shares are issued and outstanding as of the date hereof. All such issued and outstanding REALBID Members' Shares have been issued to the REALBID Principals. The REALBID Members' Shares are duly authorized, validly issued, fully paid and nonassessable, and issued in accordance with all federal and state securities laws.

     3.5  No Conflict or Violation.  Except as described in Section 3.5 of the
          ------------------------                          -----------
Disclosure Schedule, neither the execution and delivery of this Agreement by REALBID or the REALBID Principals nor the consummation of the transactions contemplated hereby will result in (a) a violation of or a conflict with any of REALBID's charter documents; (b) a breach of, or a default under, or constitute a basis for terminating any term or provision of any REALBID Assumed Contract;
(c) a conflict with or result in a violation or breach of any law, order, judgment, license, statute or regulation applicable to REALBID or the Purchased Assets; or (d) an imposition of any Encumbrance, restriction or charge on REALBID or the Purchased Assets.

     3.6  Consents and Approvals.  Except as set forth in Section 3.6 of the
          ----------------------                          -----------
Disclosure Schedule, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, or any other person or entity, is required to be had or obtained by REALBID or the REALBID Principals in connection with the execution, delivery and performance of this Agreement and the consummation of the Transaction contemplated hereby.

     3.7  Books and Records.  The Books and Records as made available by REALBID
          -----------------
to COMPS are true, correct and complete.

     3.8  Financial Statements.  REALBID has delivered to COMPS the Balance
          --------------------
Sheets (as defined below) and the related Income Statements (as defined below) for REALBID

(collectively, the "Financial Statements"). The Financial Statements (i) are in accordance with the Books and Records of REALBID, (ii) have been prepared with the use of the software Quicken throughout the period covered thereby, (iii) to the Knowledge of REALBID and the REALBID Principals, have been prepared in a manner that is not materially different from generally accepted accounting principles ("GAAP"), (iii) fairly, accurately and completely present the assets, liabilities, Members' interests and financial position and the results of operations of REALBID for the periods covered thereby and (iv) are true, correct and complete. Section 3.8 of the Disclosure Schedule contains complete copies of
              -----------
the following Financial Statements including:

          (a) REALBID's balance sheet for the year ended December 31, 1997 and unaudited interim balance sheet for the period ended October 31, 1998 (collectively, the "Balance Sheets").

          (b) REALBID's income statement for the year ended December 31, 1997; and unaudited interim income statement for the period ended October 31, 1998 (collectively the "Income Statements").

     3.9  Accounts Receivable.  All of the REALBID Accounts Receivable shown on
          -------------------
the Financial Statements or thereafter acquired arose in the usual and ordinary course of business consistent with past practices, and the values at which such REALBID Accounts Receivable are carried on the Books and Records of REALBID reflect the accounts receivable valuation policy of REALBID which is consistent with REALBID's past practice and, to the Knowledge of REALBID and the REALBID Principals, is prepared in a manner that is not materially different from GAAP. Such REALBID Accounts Receivables are bona fide receivables and are collectible, legal, valid and binding obligations of the obligors, and to the Knowledge of REALBID and the REALBID Principals, should be able to be collected by REALBID without counterclaim or setoff.

     3.10  Absence of Certain Changes or Events.  Except as specifically set
           ------------------------------------
forth on Section 3.10 of the Disclosure Schedule, since September 30, 1998 and
         ------------
up to the Closing Date, REALBID and the REALBID Principals have conducted business only in the ordinary and usual course and, there has not been any material adverse change in, or any event or development which, individually or together with other such events, could reasonably be expected to result in a Material Adverse Effect on REALBID or the Purchased Assets including, without limiting the generality of the foregoing, the events as described below.

          (a) change in REALBID's condition (financial or otherwise), the Purchased Assets, liabilities, working capital, reserves, earnings, business or prospects, except for changes which have not, individually or in the aggregate, been materially adverse, and, to the Knowledge of REALBID or the REALBID Principals, any developments in the Business which could reasonably be expected to have a Material Adverse Effect on the condition (financial or otherwise), earnings, business or prospects the Business or the Purchased Assets;

          (b) failure to operate the Business in the ordinary course so as to use REALBID and the REALBID Principals' respective efforts to preserve the Business and the

Purchased Assets intact and to preserve the goodwill of REALBID's suppliers, customers and others having business relations with REALBID;

          (c) sale, assignment for transfer of any of the Purchased Assets, including the REALBID Intellectual Property, other than in the ordinary course of business, consistent with past practices;

          (d) additional indebtedness for borrowed money over Five Thousand Dollars ($5,000) in the aggregate, without the express written consent of COMPS;

          (e) hiring of individuals earning an annual compensation, including salary, cash bonuses and commissions, in excess of Thirty Thousand Dollars ($30,000), without the express written consent of COMPS;

          (f) material change in the terms or termination of any REALBID Assumed Contract;

          (g)  amendments or changes to the charter documents of REALBID;

          (h) individual capital expenditure or commitment, or series of related capital expenditure or commitments, by REALBID or any of the REALBID Principals outside of the ordinary course of business exceeding Five Thousand Dollars ($5,000);

          (i) destruction of, damage to or loss of any Purchased Assets or other assets or properties material to the Business (whether or not covered by insurance);

          (j) material adverse change in a material customer relationship including without limitation any cancellation or termination or notice of termination or cancellation by any material customer of its relationship or a material portion of its relationship with REALBID;

          (k) labor trouble or claim of wrongful discharge or other unlawful labor practice or action that would have a Material Adverse Effect on the Business;

          (l) material change in accounting methods or practices (including any change in depreciation or amortization policies or rates) by REALBID;

          (m) declaration, setting aside or payment of a dividend or other distribution with respect to the capital stock of REALBID, or any direct or indirect redemption, purchase or other acquisition by REALBID of any of its capital stock;

          (n) increase in the salary or other compensation payable or to become payable to any of its (i) officers, managers or directors or (ii) employees or advisors, or the declaration, payment or commitment or obligation of any kind for the payment of a bonus or other additional salary or compensation to any such person except for increases, payments or commitments in the ordinary course of business consistent with past practices;

          (o) waiver or release of any material right or claim of REALBID, including any write-off or other compromise of any REALBID Account Receivable other than in the ordinary course of business consistent with past practices;

          (p) any Encumbrances or other restriction on any of the Purchased Assets;

          (q) delayed or postponed the payment of accounts payable or other liabilities outside of the ordinary course of business; or

          (r) any other event or condition which in any one case or in the aggregate has or might reasonably be expected to have a Material Adverse Effect on the Purchased Assets or the condition (financial or otherwise), earnings or prospectus of the Business.

     3.11  Contracts and Commitments.  Section 3.11 of the Disclosure Schedule
           -------------------------   ------------
constitutes a correct and complete list of (i) all of the REALBID Assumed Contracts and (ii) all other written and oral material contracts and material commitments to which REALBID is a party or by which the Purchased Assets are bound in any material respect (and, to the extent oral, accurately described the terms of such contracts or commitments) (the "Other Contracts").

          (a) The REALBID Assumed Contracts and the Other Contracts are, in all material aspects, valid and legally binding obligations, enforceable in accordance with their terms (subject to applicable bankruptcy, insolvency and other laws effecting the enforceability of creditors rights generally).

          (b) REALBID is current in the performance of all material obligations required of it under any of the REALBID Assumed Contracts and the Other Contracts.

          (c)  Except as stated on Section 3.11 of the Disclosure Schedule, to
                                   ------------
the Knowledge of REALBID and the REALBID Principals, no party with whom REALBID has entered into one of the REALBID Assumed Contracts or the Other Contracts is in material default in its performance thereunder or has materially breached any terms thereof.

          (d) All of the REALBID Assumed Contracts and the Other Contracts are available to the officers, employees and representatives of COMPS for their review and examination (and, to the extent oral, accurate written description of the terms of such contracts are available.)

     3.12  Insurance.  REALBID has no insurance policies of any nature and no
           ---------
insurance policy of any nature is required by any federal, state, local or other governmental or regulatory authorities to operate the Business or to own the Purchased Assets nor is any insurance policy necessary or incidental to the conduct of the Business or the ownership of the Purchased Assets.

     3.13  Litigation.  There is no action, order, writ, injunction, judgment,
           ----------
decree, claim, suit, litigation, proceeding, labor dispute, arbitral action, investigation or similar dispute of any sort whatsoever (collectively, "Actions") outstanding or pending or, to the Knowledge of REALBID and the REALBID Principals, threatened or anticipated against, relating to or effecting REALBID, the Purchased Assets or the Transaction contemplated by this Agreement. REALBID and the REALBID Principals are not in default with respect to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against REALBID, the Purchased Assets or the Business.

     3.14 Liabilities. REALBID or the REALBID Principals have no liabilities or
          -----------
obligations (absolute, accrued, contingent or otherwise), which may have an adverse effect on the Business, the Purchased Assets, or this Transaction, except the liabilities which are reflected and reserved against on the Financial Statements or liabilities incurred in the ordinary course of business and consistent with past practice since the last period covered in the Financial Statements which have not had, and could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on REALBID or the Purchased Assets.

     3.15 Compliance with Law. REALBID and the REALBID Principals are in
          -------------------
compliance with all applicable laws, statutes, ordinances and regulations in effect as of the Closing Date whether federal, state or local, except where the failure to comply would not have a Material Adverse Effect on the Business, the Purchased Assets, the Transaction or prospects of REALBID. Neither REALBID nor any of the REALBID Principals has received any written notice to the effect that, or otherwise been advised that, it is not in compliance with any of such statutes, regulations, orders, ordinances or other laws where the failure to comply would have a Material Adverse Effect on the Business, prospects of REALBID, the Purchased Assets or the transaction, and neither the REALBID Principals nor REALBID has any reason to anticipate that any presently existing circumstances are likely to result in violations of any such regulations which would, in any one case or in the aggregate, have a Material Adverse Effect on the Business, the Purchased Assets, the Transaction or prospects of REALBID.

     3.16 No Brokers. Neither REALBID nor the REALBID Principals has paid, nor
          ----------
incurred any obligation to pay, any finder's fee, brokerage commission or similar payment of any sort whatsoever in connection with the Transaction contemplated by this Agreement. COMPS has not and will not have any obligation to pay any broker's, finder's, investment broker's, financial advisor's or similar fee in connection with this Agreement or the Transaction by reason of any action taken by or on behalf of REALBID.

     3.17 No Other Agreements to Sell REALBID. Neither REALBID nor the REALBID
          -----------------------------------
Principals nor any affiliate or representative of REALBID has any obligation, absolute or contingent, to any other person or firm to sell or encumber REALBID, the Purchased Assets or to effect any sale, consolidation or other reorganization of REALBID or to enter into any agreement with respect thereto, nor has any such party had any discussion with any third party regarding any of the foregoing.

     3.18 Tax Matters
          -----------

          (a) REALBID is a limited liability company which is and at all times has prepared all federal and state income tax returns and reports as a partnership. No jurisdiction has at any time asserted or indicated that it may assert that REALBID should be treated as an association taxable as a corporation. REALBID has duly and timely filed all Tax reports and returns required to be filed by, including all federal, state, local and foreign tax returns and reports prior to the Closing. All such Tax returns were correct and complete in all material respects when filed. All Taxes of REALBID or for which REALBID could be held liable

(whether or not shown on any Tax return or report) have been paid in full. To the Knowledge of REALBID and the REALBID Principals, REALBID has made adequate provision in its financial statements in a manner not materially different from GAAP, for the payment of all Taxes which may subsequently become due. All Taxes which any Taxpayer has been required to collect or withhold at the time of the Closing have been duly collected or withheld and, to the extent required, have been or will be duly paid to the proper taxing authority. REALBID has not been a member of an affiliated group filing a consolidated federal income Tax return. The Company is not a party to any Tax allocation or sharing agreement.

          (b) No audit is currently pending with respect to any Tax return or report of REALBID, nor is any REALBID Principal aware of any information which has caused or should cause them to believe that an audit by any Tax authority may be forthcoming, and there are no claims which have been or may be asserted relating to any of REALBID's Tax returns filed for any year which if determined adversely would result in the assertion by any governmental agency of any deficiency in Tax. There are no liens for Taxes on the Purchased Assets and all Taxes due or payable, and all interest and penalties thereon, whether disputed or not, which could result in the imposition of any lien on the Purchased Assets or REALBID, have been paid in full. REALBID has not waived any statute of limitations in respect of Taxes or agreed to any extension of time for the assessment of any Tax. No claim has ever been made by an authority in a jurisdiction where REALBID does not file Tax returns or reports that it is or may be subject to taxation by that jurisdiction.

          (c) REALBID does not have any liability for the Taxes of any other Person (A) under Treasury Regulations (S) 1.1502-6 (or any similar provision of state, local, or foreign law), (B) as a transferee or successor, (C) by contract, or (D) otherwise.

          (d) For the purpose of this Agreement, "Tax" means and includes any federal, state, local or foreign income, sales, use, withholding, transfer, payroll, excise, personal property, occupancy or other tax, levy, impost, fee, imposition, assessment or charge imposed by or on behalf of any governmental entity or any agency or instrumentality thereof, together with any related addition to tax, interest or penalty thereon.

     3.19 Employment Matters and Benefit Plans.
          ------------------------------------

          (a) Except for the REALBID Principals, REALBID has no and never has had any employees. REALBID has complied in all material respects with all applicable laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity, collective bargaining, age and sex discrimination and the withholding and payment of social security and other taxes.

          (b) None of the REALBID Principals is in violation of any term of any employment contract, patent disclosure agreement, non-competition agreement, or any restrictive covenant to a former employer relating to the right of any such REALBID Principal because of the nature of the business conducted or presently proposed to be conducted by REALBID or to the use of trade secrets or proprietary information of others.

          (c) REALBID has no and never has had any benefit plan, arrangement or understanding of any kind ("Plan") nor is any REALBID Principal or his respective affiliate entitled to any rights under any REALBID Plan or other benefits or arrangements of REALBID of any kind, including but not limited to payments of deferred compensation.

     3.20 Transaction with Certain Persons. Except as set forth on Schedule
          --------------------------------                         --------

3.20, no officer, director or employee of REALBID or any member of any such
----
person's immediate family is presently a party to any transaction with REALBID relating to the Business or the Purchased Assets, including without limitation, any contract, agreement or other arrangement (i) providing for the furnishing of services by, (ii) providing for the rental of real or personal property from, or
(iii) otherwise requiring payments to (other than for services as officers, directors or employees of REALBID) any such person or corporation, partnership, trust or other entity in which any such person has a substantial interest as a shareholder, officer, director, trustee or partner.

     3.21 Environmental Quality.
          ---------------------

          (a)  Hazardous Material.  To the Knowledge of REALBID and the REALBID
               ------------------
Principals, no underground storage tanks are present under any property that is a part of the Purchased Assets. No material amount of any substance that has been designated by any governmental entity or by applicable federal, state or local law to be radioactive, hazardous or otherwise to pose an unreasonable danger to human health or the environment, including, without limitation, PCBs, friable asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended and in effect as of the Closing Date, and the regulations promulgated pursuant to said laws, (a "Hazardous Material"), but excluding office, maintenance, shipping and janitorial supplies, are present as a result of the actions of REALBID or, to the Knowledge of REALBID and the REALBID Principals, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that REALBID has at any time owned, operated, occupied or leased.  Section 3.21 of the Disclosure Schedule lists all locations that
            ------------
REALBID formerly owned or leased where, to the Knowledge of REALBID and the REALBID Principals, Hazardous Materials are present in a volume or concentration that would reasonably be expected to have a Material Adverse Effect on the Business or the Purchased Assets.

          (b)  Environmental Liabilities.  No material action, proceeding,
               -------------------------
revocation proceeding, amendment procedure, writ, injunction or claim is pending, or to the Knowledge of REALBID and the REALBID Principals, threatened concerning any Hazardous Material in, on or under any property owned or leased REALBID. REALBID is not aware of any fact or circumstance that could involve REALBID in any environmental litigation that would reasonably be expected to have a Material Adverse Effect on the Business or the Purchased Assets or impose upon REALBID any material environmental liability.

     3.22 Certain Advances. No receivable of REALBID is owing by a director,
          ----------------
officer, or employee, consultant or shareholder of REALBID or owing by any relative of any such person, other than for advances in the ordinary and usual course of business to an officer or employee for reimbursable business expenses.

     3.23 Licenses and Permits. Schedule 2.1(d) is a true and complete list of
          --------------------  ---------------
all of the REALBID Permits. All such REALBID Permits are currently effective and valid and have been validly issued. No additional permits or licenses are necessary to enable REALBID to conduct the Business in compliance with all applicable federal, state and local laws, except where failure to obtain such licenses or permits would not have a Material Adverse Effect on the Business or the Purchased Assets. Neither the execution, delivery or performance of this Agreement nor the mere passage of time (except as specifically noted in the Disclosure Schedule) will have any effect on the continued validity or sufficiency of the REALBID Permits. There are no actions or proceedings pending or, to the Knowledge of REALBID and the REALBID Principals, threatened which may result in the revocation, cancellation, suspension, or any adverse modification of any REALBID Permit.

     3.24 Proprietary Rights.

          (a)  "Intellectual Property" consists of the following:

               (i) all patents, trademarks, trade names, service marks, trade dress, copyrights and any renewal rights therefor, mask works, net lists, schematics, technology, inventions, manufacturing processes, supplier lists, trade secrets, know-how, moral rights, computer software programs or applications (in both source and object code form), applications and registrations for any of the foregoing;

               (ii) all software and firmware listings, and updated software source code, and complete system build software and instructions related to all software described herein;

               (iii) all documents, records and files relating to design, end user documentation, manufacturing, quality control, sales, marketing or customer support for all intellectual property described herein;

               (iv) all other tangible or intangible proprietary information and materials; and

               (v) all license and other rights in any third party product, intellectual property, proprietary or personal rights, documentation, or tangible or intangible property, including without limitation the types of intellectual property and tangible and intangible proprietary information described in sub-sections (i) through (iv) above.

          (b) "REALBID Intellectual Property" consists of all Intellectual Property described in sub-sections (a)(i)-(iv) in this Section 3.24 that are
                                                               ----
owned or held by or on behalf of REALBID, and/or any REALBID Principal, or that are being, and/or have been, used, or are currently under development for use, in the business of REALBID as it has been, is currently anticipated or is reasonably anticipated (as of the date of this Agreement and as of the Closing

Date) by REALBID and/or the REALBID Principals to be, conducted. Each REALBID Principal shall specifically identify on Section 3.24 of the
                                         ------------
Disclosure Schedule any intellectual property as to which he asserts individual rights and identify any Intellectual Property which he will not assign or license to REALBID.

          (c)  Section 3.24 of the Disclosure Schedule lists: (i) all patents,
               ------------
copyrights, mask works, trademarks, service marks, trade dress, any renewal rights for any of the foregoing, and any applications and registrations for any of the foregoing, which are included in the REALBID Intellectual Property and owned by or on behalf of REALBID; (ii) all material hardware products and tools, software products and tools, and services that are currently published, offered, or under development by REALBID; and (iii) all material licenses, sublicenses and other agreements to which REALBID is a party and pursuant to which REALBID or any other person is authorized to use the REALBID Intellectual Property or exercise any other right with regard thereto.

          (d) The REALBID Intellectual Property consists solely of items and rights which are either: (i) owned by REALBID, (ii) in the public domain or
(iii) rightfully used and authorized for use by REALBID and its successors pursuant to a valid license. All REALBID Intellectual Property which consists of license or other rights to third party property is set forth in Section 3.24 of
                                                                ------------
the Disclosure Schedule. REALBID has all rights in the REALBID Intellectual Property necessary to carry out REALBID's current and former activities, including without limitation rights to make, use, reproduce, modify, adapt, create derivative works based on, translate, distribute (directly and indirectly), transmit, display and perform publicly, license, rent, lease, assign, and sell the REALBID Intellectual Property and products embodying the REALBID Intellectual Property in all geographic locations and fields of use, and to sublicense any or all such rights to third parties, including the right to grant further sublicenses.

          (e) REALBID and each REALBID Principal is not, nor as a result of the execution or delivery of this Agreement, or performance of REALBID's obligations hereunder, will REALBID be, in violation of any license, sublicense or other agreement to which REALBID or any REALBID Principal is a party or otherwise bound. Except as specifically described in Section 3.24 of the Disclosure
                                           ------------
Schedule, neither REALBID nor any REALBID Principal is obligated to provide any consideration (whether financial or otherwise) to any third party, nor is any third party otherwise entitled to any consideration, with respect to any exercise of rights by REALBID or COMPS in the REALBID Intellectual Property.

          (f) To the Knowledge of REALBID and the REALBID Principals, the use, reproduction, modification, distribution, licensing, sublicensing, sale, or any other exercise of rights in any product, work, technology, service or process as used, provided or offered at any time, or as reasonably proposed by REALBID and/or the REALBID Principals for use, reproduction, modification, distribution, licensing, sublicensing, sale or any other exercise of rights, by REALBID does not infringe any copyright, patent, trade secret, trademark, service mark, trade name, firm name, logo, trade dress, mask work, moral right, other intellectual property right, right of privacy or right in personal data of any person. No claims (i) challenging the validity, effectiveness, or ownership by REALBID of any of the REALBID Intellectual Property, or (ii) to the effect that the use, reproduction, modification, manufacturing, distribution, licensing, sublicensing, sale or any other exercise of rights in any product, work, technology, service or process as used, provided or offered at any time, or as currently proposed or reasonably proposed (as of the date of this Agreement and as of the Closing Date) by REALBID and/or the REALBID Principals for use, reproduction, modification, distribution, licensing, sublicensing, sale or any other exercise of rights, by REALBID infringes or will infringe on any intellectual property or other proprietary or personal right of any person have been asserted or, to the Knowledge of REALBID and each of the REALBID Principals, are threatened by any person nor are there any valid grounds for any bona fide claim of any such kind. All granted or issued patents and mask works and all registered trademarks listed on Section 3.24 of the Disclosure Schedule and all copyright
          ------------
registrations held by REALBID are valid, enforceable and subsisting. To the Knowledge of REALBID and the REALBID Principals, there is no unauthorized use, infringement or misappropriation of any of the REALBID Intellectual Property by any third party, employee or former employee.

          (g) No parties other than REALBID possess any current or contingent rights to any source code which is part of the REALBID Intellectual Property.

          (h)  Section 3.24 of the Disclosure Schedule lists all parties other
               ------------
than employees who have created any portion of, or otherwise have any rights in or to, the REALBID Intellectual Property. REALBID has secured from all parties who have created any portion of, or otherwise have any rights in or to, the REALBID Intellectual Property valid and enforceable written assignments of any such work or other rights to REALBID and has provided true and complete copies of such assignments to COMPS.

          (i)  Section 3.24 of the Disclosure Schedule includes a true and
               ------------
complete list of each support and maintenance agreement relating to REALBID Intellectual Property including without limitation the identity of the parties entitled to receive such service or maintenance, the term of such agreements and any other provisions relating to the termination of such agreements.

     3.25 Material Misstatements or Omissions. No representations or warranties
          -----------------------------------
by REALBID and the REALBID Principals in this Agreement, nor any document, exhibit, statement, certificate or schedule furnished to COMPS pursuant hereto, or in connection with the transactions contemplated hereby, contain or will contain any untrue statement of a material fact, or omit or will omit to state any material fact necessary to make the statements or facts contained therein not misleading. REALBID and the REALBID Principals have disclosed all events, conditions and facts materially affecting the Business, condition (financial or otherwise) or prospects of such REALBID or the Purchased Assets.

     3.26 Exclusive Dealing. REALBID and the REALBID Principals represent and
          -----------------
warrant that they are not entertaining any bids, inquiries or other offers toward a transaction with any other entity that would affect the ownership of REALBID, and that they will continue not to do and will not orally or in writing agree to any such transaction until this Agreement has been terminated. Any such offers or indications of interest received by REALBID will be promptly disclosed to COMPS. COMPS is aware that REALBID is involved in ongoing discussions with certain brokerage firms who are formulating an Industry Initiative ("Industry Initiative"), which discussions do not involve any purchase or sale of REALBID. This initiative may or may not involve REALBID. REALBID will update COMPS on any material developments regarding the

Industry Initiative. COMPS acknowledges and agrees that REALBID's participation in the Industry Initiative will not constitute a breach of this Section 3.26.
                                                                ------------

     3.27 Real Property.
          -------------

          (a)  Schedule 2.1(i) contains a complete and accurate list and legal
               ---------------
description of the Assumed Real Property.

     Except as provided in Section 3.27 of the Disclosure Schedule, REALBID has
                           ------------
good and marketable title to, or a valid leasehold interest in, all of the Assumed Real Property, free and clear of all Encumbrances. Each lease with respect to the Assumed Real Property is a legal, valid and binding agreement of the party thereto, subsisting in full force and effect and enforceable in accordance with its terms, and, except as set forth in Section 3.27 of the
                                                       ------------
Disclosure Schedule, there is no, and none of REALBID Principals or REALBID has received notice of any, default (or any condition or event which, after notice or lapse of time or both, would constitute a default) thereunder. REALBID does not owe any brokerage commissions with respect to any such Assumed Real Property.

     3.28 Location of Purchased Assets. The Disclosure Schedule contains a
          ----------------------------
complete and accurate schedule specifying the location of all of the Purchased Assets, where applicable, as of the Closing Date. REALBID has good and marketable title to, or a valid leasehold interest in all of the Purchased Assets, free and clear of all Encumbrances. Except as set forth in the Disclosure Schedule, the Purchased Assets being transferred to COMPS pursuant to this Agreement include all the Intellectual Property necessary for the ownership and operation of the Business as currently conducted.

     3.29 Prepaid Expenses. All prepaid expenses of REALBID that are reflected
          ----------------
on the Financial Statements, and all prepaid expenses incurred by REALBID since the last period covered in the Financial Statements and set forth in Section
                                                                     -------
3.29 of the Disclosure Schedule, are bona fide prepaid expenses and represent
----
amounts due with respect to actual, arms-length transactions entered into in the ordinary course of business of REALBID.

     3.30 Certain Agreements. Except as disclosed in Section 3.30 of the
          ------------------                         ------------

Disclosure Schedule or as contemplated by this Agreement, neither the execution and delivery of this Agreement, nor the consummation of the Transaction contemplated hereby will: (i) result in any payment by REALBID (including, without limitation, severance, unemployment compensation, parachute payment, bonus or otherwise) becoming due to any officer, director, employee or independent contractor of REALBID or any REALBID Principal under any Plan, agreement or otherwise, (ii) increase any benefits otherwise payable under any Plan or agreement, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

     3.31 Year 2000 Compliance. For purposes of this Section: (i) "Year 2000
          --------------------
Processing" means processing by the REALBID Intellectual Property that manage and/or manipulate data involving dates, including single century formulas and multi-century formulas and dates on or after January 1, 2000; and (ii) "properly perform the Year 2000 Processing" means that REALBID Intellectual Property will not cause an abnormally ending dating scenario within the application or result in incorrect values generated involving such dates. REALBID and the

REALBID Principals warrant that (x) any version of the REALBID Intellectual Property created and provided by REALBID shall properly perform Year 2000 Processing, and (y) to the Knowledge of REALBID and the REALBID Principals, all other versions of the REALBID Intellectual Property provided by REALBID shall properly perform Year 2000 Processing.

     3.32 Necessary Property. The Purchased Assets constitute all of the assets
          ------------------
and properties necessary for the conduct of the Business in the manner and to the extent presently conducted by REALBID.

     3.33 Bank Accounts. Section 3.33 of the Disclosure Schedule contains a
          -------------  ------------
complete and accurate list of each deposit account or asset maintained by or on behalf of REALBID with any bank, brokerage house or other financial institution, specifying the name and address of the institution, the name under which the account is maintained, the account number, and the name and title or capacity of each person or entity authorized to have access thereto.

     3.34 Valuation of COMPS. REALBID and the REALBID Principals agree and
          ------------------
acknowledge that (i) neither COMPS nor any representative of COMPS has made any representation, whether written or oral, about, or taken any action or inaction representing, the fair market value of the capital stock of COMPS, the stock options of COMPS or any other valuation of COMPS and (ii) any valuation of the capital stock of COMPS, the stock options of COMPS or any other valuation of COMPS made by REALBID, the REALBID Principals or any representative of the REALBID or the REALBID Principals (collectively, the "REALBID Group") were made by REALBID Group based on their independent due diligence review of COMPS and not in reliance on any discussions with or materials from COMPS (except for the COMPS Financial Statements).

     3.35 Full Disclosure. All information requested by COMPS and the
          ---------------
opportunity to enter into discussions with officers, employees and consultants of REALBID, at or before the Closing Date have been made available to COMPS and such information, together with the schedules, exhibits and any other agreements and certificates executed and delivered by REALBID or any of the REALBID Principals pursuant to this Agreement, does not contain any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

                                   ARTICLE 4
                    REPRESENTATIONS AND WARRANTIES OF COMPS
                    ---------------------------------------

     COMPS represents and warrants to REALBID and the REALBID Principals as of the Closing Date, except as set forth on the disclosure schedule furnished to REALBID and the REALBID Principals (the "COMPS Disclosure Schedule"), specifically identifying the relevant section hereof, which exceptions shall be deemed to be representations and warranties as if made in this Article 4
                                                               ---------
(provided that the disclosure in such exceptions shall be true, correct and complete), as follows:

     4.1  Organization of COMPS. COMPS is a corporation duly organized, validly
          ---------------------
existing and in good standing under the laws of the State of Delaware, has full corporate power and authority to conduct its business in which it is now engaged and to own, lease, license and use the properties and assets now owned, licensed or used by it. COMPS is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under the applicable law as a result of the conduct of its business or the ownership of its properties and where the failure to be so qualified, singly or in the aggregate, would have a Material Adverse Effect on COMPS.

     4.2  Capitalization of COMPS. The authorized capital stock of COMPS
          -----------------------
consists of (i) Twenty-Two Million Five Hundred Thousand (22,500,000) shares of Class A Common Stock, par value $.01 per share, of which there were Four Million Seven Hundred Seventy-Three Thousand Eight Hundred Sixty (4,773,860) shares issued and outstanding as of October 28, 1998, (ii) Two Million Five Hundred Thousand (2,500,000) shares of Class B Common Stock, par value $.01 per share, of which there were Thirty-Three Thousand Five Hundred (33,500) shares issued and outstanding as of October 28, 1998, and (iii) Five Million (5,000,000) shares of Preferred Stock, par value $.01 per share, of which there were Four Million Nine Hundred Eight Thousand One Hundred Twenty-Six (4,908,126) shares issued or outstanding as of October 28, 1998. No shares of COMPS Class A or Class B Common Stock or Preferred Stock have been issued since October 28, 1998 except pursuant to the exercise of stock options or warrants listed on Section
                                                                       -------
4.2 of the COMPS Disclosure Schedule. All outstanding shares of COMPS Common
---
Stock and Preferred Stock are duly authorized, validly issued, fully paid and non-assessable, and issued in accordance with all federal and state securities laws. An aggregate of Thirty-Seven Thousand Three Hundred Twenty-Nine (37,329) shares of COMPS Class A Common Stock and One Million Nine Hundred Forty-Seven Thousand Two Hundred Eighty-Four (1,947,294) shares of COMPS Class B Common Stock are issuable upon the exercise of COMPS options and warrants which were outstanding as of October 28, 1998. All shares of COMPS Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and nonassessable.

     4.3  Authorization. COMPS has all the necessary corporate power and
          -------------
authority and has taken all corporate action necessary to enter into this Agreement, to consummate the Transaction contemplated hereby and to perform its obligations hereunder. This Agreement has been duly executed and delivered by COMPS and is a legal, valid and binding obligation enforceable against COMPS in accordance with the terms except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws, or by equitable principles, relating to or limiting the rights of creditors generally and (b) limitations imposed by law or equitable principles upon the availability of specific performance, injunctive relief or other equitable remedies.

     4.4  No Conflict or Violation. Except as described in Section 4.4, of the
          ------------------------                         -----------
COMPS Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will result in (a) a violation of or a conflict with any of COMPS' charter documents; (b) a breach of, or a default under, or constitute a basis for terminating any term or provision of any contract, agreement, indebtedness, lease to which COMPS is a party (c) a violation by COMPS of any law, order or judgment; or (d) an imposition of any encumbrance, restriction or charge on COMPS.

     4.5  Consents and Approvals. Except as set forth in Section 4.5 of the
          ----------------------                         -----------
COMPS Disclosure Schedule, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority, or any other person or entity, is required to be had or obtained by COMPS in connection with the execution, delivery and performance of this Agreement and the consummation of the Transaction contemplated hereby.

     4.6  No Brokers. COMPS has not paid nor incurred any obligation to pay, any
          ----------
finder's fee, brokerage commission or similar payment of any sort whatsoever in connection with the Transaction contemplated by this Agreement. REALBID has no and will have no obligation to pay any broker's, finder's, investment broker's, financial advisor's or similar fee in connection with this Agreement or the Transaction by reason of any action taken by or on behalf of COMPS.

     4.7  Litigation. There is no action, order, writ, injunction, judgment,
          ----------
decree, claim, suit, litigation, proceeding, labor dispute, arbitral action, investigation or similar dispute of any sort whatsoever outstanding or pending or, to the Knowledge of COMPS, threatened or anticipated against, relating to, effecting or which would have reasonable potential to obstruct or prevent the consummation of the Transaction contemplated by this Agreement.

     4.8  Liabilities. COMPS has no liabilities or obligations (absolute,
          -----------
accrued, contingent or otherwise), which may have had an adverse effect on this Transaction, except the liabilities which are reflected and reserved against on the COMPS' financial statements or liabilities incurred in the ordinary course of business and consistent with past practice which have not had, and could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect on the Transaction.

     4.9  Compliance with Law. COMPS is in compliance with all applicable laws,
          -------------------
statutes, ordinances and regulations in effect as of the Closing Date, whether federal, state or local, except where the failure to comply would not have a Material Adverse Effect on the Transaction. COMPS has not received any written notice to the effect that, or otherwise been advised that, it is not in compliance with any of such statutes, regulations, orders, ordinances or other laws where the failure to comply would have a Material Adverse Effect on the Transaction, and COMPS has no reason to anticipate that any presently existing circumstances are likely to result in violations of any such regulations which would, in any one case or in the aggregate, have a Material Adverse Effect on the Transaction.

     4.10 COMPS Financial Statements. COMPS has delivered to REALBID its
          --------------------------
balance sheets for the year ended December 31, 1997 and the related income statements for the year ended December 31, 1997 (collectively, the "COMPS Financial Statements"). The COMPS Financial Statements (i) are in accordance with the books and records of COMPS, (ii) have been prepared in conformity with GAAP for the periods covered thereby, (iii) fairly, accurately and completely present the assets, liabilities and financial position and the results of operations of COMPS for the periods covered thereby and (iv) are true, correct and complete.

     4.11 Absence of Certain Changes or Events for COMPS. Except as
          ----------------------------------------------
specifically set forth on Section 4.11 of the COMPS Disclosure Schedule, since
                          ------------
December 31, 1997 and up to the Closing Date, COMPS has conducted business only in the ordinary and usual course and, there has not been any material adverse change in, or any event or development which, individually or together with other such events, could reasonably be expected to result in a Material Adverse Effect on COMPS..

     4.12 Full Disclosure. All information requested by REALBID and the
          ---------------
opportunity to enter into discussions with officers, employees and consultants of COMPS, at or before the Closing Date have been made available to REALBID and such information, together with the schedules, exhibits and any other agreements and certificates executed and delivered by COMPS pursuant to this Agreement, does not contain any untrue statement of material fact, or omits to state a material fact necessary to make the statements or facts contained herein or therein not misleading in light of the circumstances under which they were furnished.

                                   ARTICLE 5
                          [INTENTIONALLY LEFT BLANK]
                          --------------------------

                                   ARTICLE 6
           CONDITIONS TO REALBID AND REALBID PRINCIPALS OBLIGATIONS
           --------------------------------------------------------

     The obligations of REALBID and the REALBID Principals to consummate the Transaction provided for hereby are subject, in the reasonable discretion of REALBID, to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

     6.1  Representations, Warranties and Covenants. All representations and
          -----------------------------------------
warranties of COMPS contained in the Agreement (including the COMPS Disclosure Schedule) shall be true and correct at and as of the Closing Date and COMPS shall have performed all agreements and covenants required to be performed by it prior to or at the Closing Date.

     6.2  No Litigation or Governmental Proceedings. There shall be no
          -----------------------------------------
litigation or proceeding pending or threatened against COMPS for the purpose on enjoining or preventing the consummation of the Agreement or otherwise claiming that such consummation is unlawful, an there shall be no governmental investigation or inquiry pending or threatened which in good faith judgment of REALBID or the REALBID Principals, might lead to or result in any litigation or proceeding of the nature referred to above.

     6.3  Delivery at the Closing. COMPS shall have delivered to the REALBID
          -----------------------
Principals at the Closing:

          (a) One Hundred Sixty-Three Thousand Dollars ($163,000) by wire transfer in immediately available funds to the account specified by REALBID.

          (b) The employment agreements by and between COMPS and each of DeMoss and Potter, respectively, substantially in the form of Exhibit 6.3(b) attached
                                                       --------------
hereto and by this reference incorporated herein (the "Employment
Agreements"), duly executed by COMPS.

          (c) Stock option agreements in connection with the issuance of the options referenced in The Employment Agreements for DeMoss and Potter, duly executed by COMPS.

          (d) Assignment and Assumption Agreement by and between COMPS and REALBID substantially in the form of Exhibit 6.3(d) attached hereto and by this
                                     --------------
reference incorporated herein (the "General Assignment"), duly executed by COMPS.

          (e)  A certificate of an officer of COMPS substantially in the form of
Exhibit 6.3(e) attached hereto and by this reference incorporated herein, to
--------------
evidence compliance with Section 6.1.
                         -----------

          (f) (i) Certified copies of the Certificate of Incorporation and Bylaws of COMPS and (ii) certificates of good standing for COMPS issued by the appropriate governmental office of its state of incorporation and each state in which it is qualified to do business.

          (g) Such other documents as REALBID may reasonably request for the purpose of facilitating the consummation of the Transaction.

     6.4  Material Adverse Change. Since December 31, 1997, there shall have
          -----------------------
been no material adverse change in the business of COMPS, except such changes or circumstances as are contemplated, disclosed or required by the terms of this Agreement.

                                   ARTICLE 7
                       CONDITIONS TO COMPS' OBLIGATIONS
                       --------------------------------

     The obligations of COMPS to consummate the Transaction provided for hereby are subject, in the reasonable discretion of COMPS, to the satisfaction, on or prior to the Closing Date, of each of the following conditions:

     7.1  Representations, Warranties and Covenants. All representations and
          -----------------------------------------
warranties of REALBID and REALBID Principals contained in the Agreement (including the Disclosure Schedule) shall be true and correct at and as of the Closing Date and REALBID and the REALBID Principals shall have performed all agreements and covenants required to be performed by them prior to or at the Closing Date.

     7.2  No Governmental Proceedings or Litigation. There shall be no
          -----------------------------------------
litigation or proceeding pending or threatened against REALBID or the REALBID Principals for the purpose on enjoining or preventing the consummation of the Agreement or otherwise claiming that such consummation is unlawful, an there shall be no governmental investigation or inquiry pending or threatened which in good faith judgment of REALBID or the REALBID Principals, might lead to or result in any litigation or proceeding of the nature referred to above

     7.3  Third Party Consents. REALBID shall have obtained all consents,
          --------------------
approvals and waivers from third parties and governmental and regulatory authorities necessary or appropriate to permit REALBID to perform its obligations hereunder and to consummate the Transaction hereby shall have been obtained, including without limitation the consents necessary for REALBID to assign the REALBID Assumed Contracts to COMPS.

     7.4  Delivery at Closing. REALBID and the REALBID Principals shall have
          -------------------
delivered to COMPS at the Closing:

     (a) Non-Competition Agreements by and between COMPS and each of the REALBID Principals and REALBID respectively, substantially in the form of
Exhibit 7.4(a) attached hereto and by this reference incorporated herein (the
--------------
"Non-Competition Agreements"), duly executed by each of the REALBID Principals and REALBID.

     (b) Employment Agreements for DeMoss and Potter, duly executed by each of DeMoss and Potter.

     (c) Certified copies of the chartered documents and the operating agreement of REALBID and (ii) certificates of good standing for REALBID issued by the appropriate governmental office of its state of domicile and each state in which it is qualified to do business.

     (d) A certificate of the an officer of REALBID substantially in the form of Exhibit 7.4(d) attached hereto and by this reference incorporated herein, to
   --------------
evidence compliance with Section 7.1.
                         -----------

     (e)  An original bill of sale substantially in the form of Exhibit 7.4(e)
                                                                --------------
attached hereto and by this reference incorporated herein, duly executed by REALBID.

     (f)  The General Assignment duly executed by REALBID.

     (g)  An original assignment substantially in the form of Exhibit 7.4(g)
                                                              --------------
attached hereto and by this reference incorporated herein of all the REALBID Intellectual Property.

     (h)  A general release and waiver substantially in the form of Exhibit
                                                                    -------
7.4(h) attached hereto and by this reference incorporated herein, duly executed
------
by Institutional Real Estate, Inc. and Geoffrey Dohrmann.

     (i) Possession of all of the Purchased Assets, including all Books and Records relating to the Purchased Assets.

     (j) Such other documents as COMPS may reasonably request for the purpose of facilitating the consummation of the Transaction.

     7.5  Material Adverse Change. Since the date of the LOI, there shall have
          -----------------------
been no material adverse change in the Business of REALBID, except such changes or circumstances as are contemplated, disclosed or required by the terms of the Agreement.

                                   ARTICLE 8
         ACTIONS BY COMPS AND THE REALBID PRINCIPALS AFTER THE CLOSING
         -------------------------------------------------------------

     8.1  Survival of Representations. The representations and warranties of
          ---------------------------
COMPS, REALBID and the REALBID Principals contained herein shall survive the Closing Date and shall thereafter continue in full force and effect for a period of twenty-four (24) months following the Closing Date, without regard to any investigation made by any of the parties hereto.

     8.2  Indemnification.
          ---------------

          (a)  By the REALBID Principals.  The REALBID Principals shall,
               -------------------------
jointly and severally, indemnify, save and hold harmless COMPS, and its officers, directors, employees, agents, successors, affiliates and assigns and their respective representatives (collectively, the "COMPS Group") from and against any and all Damages, incurred in connection with, arising out of, resulting from or incident to (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by REALBID and/or the REALBID Principals in or pursuant to this Agreement, (ii) any liability, obligation or commitment of any nature (absolute, accrued, contingent or otherwise) relating to the Business and arising out of transactions entered into or events occurring prior to the Closing.

          (b)  By COMPS.  COMPS shall indemnify and save and hold harmless the
               --------
REALBID Principals, its affiliates and its and their respective representatives from and against any and all Damages incurred in connection with or arising out of or resulting from or incident to (i) any breach of any covenant, representation, warranty or agreement or the inaccuracy of any representation, made by COMPS in or pursuant to this Agreement or (ii) any liability, obligation or commitment of any nature (absolute, accrued, contingent or otherwise) relating to the business and arising out of transactions entered into or events occurring subsequent to the Closing which are not the subject of a matter covered in Section 8.2(a) or (iii) any claims arising out of the personal
           --------------
guarantees of Potter and DeMoss with respect to the equipment leases listed as items 3 and 4 of Section 3.11 of the Disclosure Schedule, provided that such claims are a result of a breach of such equipment leases by COMPS.

          (c)  Assistance.  The REALBID Principals and COMPS shall cooperate
               ----------
with one another in all reasonable respects, at their own cost, risk and expense, in the investigation, prosecution, trial, and defense of any lawsuit, claim, proceeding, arbitration or action that is subject to indemnification hereunder.

          (d)  Defense of Claims.  If any lawsuit or enforcement action is
               -----------------
filed against any party entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practical (and in any event within fifteen (15) days after the service of the citation or summons); that the failure of any indemnified party to give timely notice shall not effect the rights to indemnification hereunder except to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnified party shall be entitled, if it so elects, to take control of the defense and investigation of such lawsuit or action and to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense unless (i) the indemnifying party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified that are different from or additional to those available to the indemnifying party, and to compromise or settle such claim, which compromise or settlement shall be made only with the written consent of the indemnifying party, such consent not to be unreasonably withheld. If the indemnified party notifies the indemnifying party that it does not want to assume the defense or it fails to assume the defense of such claim within fifteen (15) days after receipt of notice of the claim pursuant to this Section 8.2, not to assume the defense, then the indemnifying party will be
     -----------
entitled to take control of the defense, at its own cost, risk and expense; provided, however, that such claim shall not be compromised or settled without the written consent of the indemnified party, which consent shall not be unreasonably withheld. In the event the indemnified party assumes defense of the claim, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this Section 8.2 and for any final judgment
                                        -----------
(subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any Damages of such settlement of judgment.

          (e)  Damages.  The term "Damages" as used in this Section 8.2 shall
               -------                                      -----------
mean all costs, losses (including, without limitation, diminution in value), taxes, diminutions in value, liabilities, damages, lawsuits, deficiencies, claims and expenses (whether or not arising out of third party claims), including without limitation, interest, penalties, costs of mitigation, lost profits and other losses resulting from any shutdown or curtailment of operations, reasonable attorneys' fees and all amounts paid in investigation, defense or settlement of any of the foregoing. Damages are not limited to matters asserted by third parties against REALBID and the REALBID Principals or COMPS in the absence of third party claims. Payments by REALBID and the REALBID Principals or COMPS of amounts for which they are indemnified hereunder shall not be a condition precedent to recovery. The parties' obligation to indemnify one another shall not limit any other rights, including without limitation, rights of contribution they may have with respect to each other under statute or common law.

          (f)  Limitation on Indemnification
               -----------------------------

               (i) REALBID and the REALBID Principals shall have no liability for amounts payable to any member of the COMPS Group pursuant their indemnification obligations in this Article until the total of all exceeds
                                    -------
Twenty-Five Thousand Dollars ($25,000) in the aggregate after which the indemnification obligations of REALBID and the REALBID Principals shall include all such Damages as if this Section 8.2(f)(i) were not part of this Agreement.
                            -----------------

               (ii) REALBID and the REALBID Principals shall have no liability to any member of the COMPS Group pursuant to their indemnification obligations in this Article 8 to the extent that the total of all paid by REALBID and the
        ---------
REALBID Principals in the aggregate to members of the COMPS Group pursuant to such indemnification obligations exceeds Three Hundred Thousand Dollars ($300,000); provided, however, that this clause (ii) shall not apply to any
            --------  -------            -----------
intentional breach by REALBID or any REALBID Principals of any covenant or agreement of such Seller.

                                   ARTICLE 9
                                 MISCELLANEOUS
                                 -------------

     9.1  [INTENTIONALLY LEFT BLANK]

     9.2  Notices. All notices, requests and other communications hereunder must
          -------
be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission with answer back confirmation or mailed (postage prepaid by certified or registered mail, return receipt requested) or by overnight courier to the parties at the following addresses or facsimile numbers:

     If to COMPS, addressed to:

     COMPS InfoSystems, Inc.
     9888 Carroll Centre Road, Suite 100
     San Diego, CA 92126
     Facsimile No.:  (619) 684-3292
     Attn:  Christopher Crane

     With a copy to:

     Brobeck, Phleger & Harrison LLP
     550 West "C" Street, Suite 1200
     San Diego, CA  92101
     Facsimile No.:  (619) 234-3848
     Attn:  Craig S. Andrews, Esq.

     If to REALBID or the REALBID Principals addressed to:

     REALBID LLC
     700 Larkspur Landing Circle, Suite 199
     Larkspur, CA 94939
     Facsimile No.:  (415) 464-4944
     Attn:  Mr. Emmett DeMoss & Mr. Robert Potter

     With a copy to:

     Luce, Forward, Hamilton & Scripps LLP
     600 West Broadway, Suite 2600
     San Diego, CA  92101
     Facsimile No.:  (619) 232-8311
     Attn:  Dennis J. Doucette, Esq.


All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section 9.2, be deemed given upon
                                              -----------
delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section 9.2, be deemed given upon receipt, and (iii) if
                 -----------
delivered by mail in the manner described above to the address as provided in this Section 9.2, be deemed given upon receipt (in each case regardless of
     -----------
whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

     9.3  Choice of Law. This Agreement shall be construed, interpreted and the
          -------------
rights of the parties determined in accordance with the laws of the State of California, without reference to the choice of law provisions thereof.

     9.4  Entire Agreement; Amendments and Waivers. This Agreement, together
          ----------------------------------------
with all schedules and exhibits hereto, constitutes the complete, final and exclusive statement of the terms of the agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties. No modification or rescission of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

     9.5  Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     9.6  Expenses. Except as expressly provided herein, each party hereto shall
          --------
pay its own legal, accounting, and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.


     9.7  Invalidity. In the event that any one or more of the provisions
          ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not effect any other provision or this Agreement or nay other such instrument.

     9.8  Confidentiality.
          ---------------

          (a) Except as and to the extent required by law, the parties hereto will not disclose or use, and will direct their respective representatives not to disclose or use to the detriment of the other parties, any Confidential Information (as defined below) with respect to such other party furnished, or to be furnished, by such other party or its representatives to the disclosing party or its representatives at any time or in any manner other than in connection with the transaction contemplated in this Agreement. Notwithstanding the foregoing, Confidential Information shall not include any information which is generally known to the public or to companies in businesses similar to the Business, or which later, through no act of the disclosing party, becomes generally known.

          (b) Upon consummation of this Agreement, REALBID shall (a) return to COMPS, or shall destroy in a manner satisfactory to COMPS, all tangible forms of Confidential Information provided by COMPS, including any and all copies thereof, and those portions of any documents, memoranda, notes, studies and analyses prepared by or on behalf of REALBID or any of its directors, officers, employees, advisors or representatives that incorporate or are derived from such Confidential Information, and (b) immediately cease, and shall cause its directors, officers, employees, partners, advisors and representatives to cease, use of such

Confidential Information as well as any information or materials that incorporate or are derived from such Confidential Information.

          (c) "Confidential Information" means all of the following (whether or not reduced to writing and whether or not patentable or protected by copyright):
(i) any and all trade secrets concerning the business and affairs of any person or entity, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, compositions, improvements, derivatives, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information) of a person or entity and any other information, however, documented, of a person or entity that is a trade secret within the meaning of any and all applicable state and federal trade secret laws; (ii) any and all information concerning the business and affairs of a person or entity (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel and personnel training and techniques and materials), however documented; and (iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for a person or entity containing or based, in whole or in part, on any information included in the foregoing.

     9.9  Arbitration and Venue. Any controversy or claim arising out of or
          ---------------------
relating to this Agreement or the making, performance or interpretation thereof shall be submitted to arbitration in San Diego, California, pursuant to the rules and procedures of the American Arbitration Association before a panel of three arbitrators. The ruling of the arbitrator shall be final, and judgment thereon may be entered in any court having jurisdiction. If any question is submitted to a court of law for resolution, then the Superior Court of the County of San Diego, California, or the United States District Court having jurisdiction in the County of San Diego, shall be the exclusive court of competent jurisdiction for the resolution of such question. Each party will bear one half of the cost of the arbitration filing and hearing fees, and the cost of the arbitrator. Each party will bear its own attorneys' fees, unless otherwise decided by the arbitrator. The parties understand and agree that the arbitration shall be instead of any civil litigation and that the arbitrator's decision shall be final and binding to the fullest extent permitted by law and enforceable by any court having jurisdiction thereof. Each party shall be entitled to pre-hearing discovery as provided in California Code of Civil Procedure Section 1283.05.

     9.10 Announcements. Neither COMPS, REALBID, the REALBID Principals nor any
          -------------
of their respective affiliates shall issue or authorize to be issued any press release or similar announcement concerning the Letter of Intent, this Agreement, or the Transaction contemplated hereby, without the prior written approval of the parties hereto.

     9.11 Construction. No provision of this Agreement shall be construed in
          ------------
favor of or against any party on the ground that such party or its counsel drafted the provision. Any remedies provided for herein are not exclusive of any other lawful remedies which may be available to either party. This Agreement shall at all times be construed so as to carry out the purposes stated herein.

     9.12 Schedules and Exhibits not Attached. Any item disclosed hereunder
          -----------------------------------
(including in any schedule or exhibit hereto or thereto) shall be deemed disclosed for all purposes hereof irrespective of the specific representation or warranty to which it is explicitly referenced. Without limiting the generality of the foregoing, the fact that any disclosure on any of the schedules or exhibits hereto or thereto is not required to be disclosed in order to render the applicable representation or warranty to which it relates true, or that the absence of such disclosure on the schedules or exhibits hereto or thereto would not constitute a breach of such representation or warranty, shall not be deemed or construed to expand the scope of any representation or warranty hereunder or to establish a standard of disclosure in respect of any representation or warranty.

     9.13 Severability. If any term, provision, covenant or restriction of this
          ------------
letter is held by an arbitrator or a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained within this letter will remain in full force and effect and will in no way be affected, impaired or invalidated.

     9.14 Assignment. This Agreement and all right hereunder shall not be
          ----------
assignable by any party without the prior written consent of the other party, except by will or the laws of descent and distribution. Subject to the foregoing, all of the terms of this Agreement shall be binding upon and inure to the benefit of an be enforceable by the parties and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns. Except as expressly stated, nothing herein shall be deemed to confer any benefit upon any person or business entity that is not a party to this Agreement. Notwithstanding the foregoing, COMPS may assign its rights under this Agreement to a wholly owned subsidiary.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


COMPS InfoSystems, Inc.,                     REALBID LLC,
a Delaware corporation                       a California limited liability
                                               company



By: /s/  Christopher A. Crane                By:  /s/ Robert A. Potter
   --------------------------------------       --------------------------------
    Christopher A. Crane                        Robert A. Potter, Manager
    President and Chief Executive Officer


                                             By:  /s/  Emmett DeMoss
                                                --------------------------------
                                                 Emmett DeMoss, Manager



                                             THE REALBID PRINCIPALS



                                              /s/  Robert Potter
                                             -----------------------------------
                                             Robert Potter



                                              /s/  Emmett DeMoss
                                             -----------------------------------
                                             Emmett DeMoss

                                Exhibit 6.3(b)
                                --------------

                        Forms of Employment Agreements

            See Exhibit 10.17 to Registration Statement on Form S-1

                                Exhibit 6.3(d)
                                --------------

                  Form of Assignment and Assumption Agreement

            See Exhibit 10.39 to Registration Statement on Form S-1

                                 Exhibit 6.3(e)
                                 --------------

                       Form of COMPS Officer Certificate

                            CERTIFICATE OF OFFICER
                            COMPS INFOSYSTEMS, INC.

     This Certificate is delivered pursuant to Section 6.3(e) of that certain Asset Purchase Agreement (the "Agreement"), dated as of __________________, 1998, by and among COMPS InfoSystems, Inc., REALBID LLC, Emmett DeMoss and Robert Potter. Capitalized terms used herein without definition shall have the same meaning as set forth in the Agreement.

     I, ________________________, do hereby certify that I am the duly elected, qualified and acting ______________________ of COMPS and as such, am authorized to execute this Certificate on its behalf, and I further certify that:

     1. All representations and warranties of COMPS contained in the Agreement are true and correct on and as of the date hereof COMPS has performed all agreements and covenants in a timely manner required to be performed by it prior to or on the date hereof.

     2. No actions or proceedings have been instituted or threatened which question the validity or legality of the transactions contemplated by the Agreement.

     3. All Permits, authorizations, consents, approvals and waivers from third parties and governmental or regulatory authorities and other persons or entities necessary or appropriate to permit COMPS to perform its obligations hereunder and to consummate the transactions contemplated by the Agreement have been obtained.

     IN WITNESS WHEREOF, I have executed this Certificate as of the Closing Date, this ____ day of November, 1998.



                              By:__________________________

                              Name:________________________

                              Title:_______________________

                                Exhibit 7.4(a)
                                --------------

                      Forms of Non-Competition Agreements

            See Exhibit 10.19 to Registration Statement on Form S-1

                                 Exhibit 7.4(d)
                                 --------------

                      Form of REALBID Officer Certificate

                             CERTIFICATE OF OFFICER
                                  REALBID LLC

     This Certificate is delivered pursuant to Section 7.4(d) of that certain Asset Purchase Agreement (the "Agreement"), dated as of __________________, 1998, by and among COMPS InfoSystems, Inc., REALBID LLC, Emmett DeMoss and Robert Potter. Capitalized terms used herein without definition shall have the same meaning as set forth in the Agreement.

     I, ________________________, do hereby certify that I am the duly elected, qualified and acting ______________________ of REALBID and as such, am authorized to execute this Certificate on its behalf, and I further certify that:

     1. All representations and warranties of REALBID and the REALBID Principals contained in the Agreement are true and correct on and as of the date hereof and REALBID and the REALBID Principals have performed all agreements and covenants in a timely manner required to be performed by them prior to or on the date hereof.

     2. No actions or proceedings have been instituted or threatened which question the validity or legality of the transactions contemplated by the Agreement.

     3. All Permits, authorizations, consents, approvals and waivers from third parties and governmental or regulatory authorities and other persons or entities necessary or appropriate to permit REALBID and the REALBID Principals to perform their respective obligations hereunder and to consummate the transactions contemplated by the Agreement have been obtained.

     IN WITNESS WHEREOF, I have executed this Certificate as of the Closing Date, this ____ day of November, 1998.



                              By:______________________

                              Name:____________________

                              Title:___________________

                                Exhibit 7.4(e)
                                --------------

                             Form of Bill of Sale

          THIS BILL OF SALE dated as of ____________, 1998, is being executed and delivered by REALBID LLC, a California limited liability company, Emmett DeMoss, and Robert Potter (collectively, "Sellers") pursuant to that certain Asset Purchase Agreement dated as of November 6, 1998 (the "Purchase Agreement"), by and among Sellers and COMPS InfoSystems, Inc., a Delaware corporation ("Buyer"). The execution and delivery of this Bill of Sale is a condition to Buyer's obligations under the Purchase Agreement.

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Sellers hereby agree as follows:

          1. Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Purchase Agreement.

          Subject to the terms and conditions set forth in the Purchase Agreement, Sellers hereby grants, sell, convey, assign, transfer and deliver to Buyer, and Buyer hereby acquires from Sellers, free and clear of any Encumbrance or adverse claim of any kind whatsoever (except Permitted Encumbrances), all of REALBID LLC's ("REALBID") right, title, and interest in and to all assets, properties, rights, leases, fixtures, accessions, claims, contracts and interests of REALBID of every kind, type or description, real, personal and mixed, tangible and intangible, wherever located and whether or not specifically referred to in this Agreement, that are used in or pertain to the Business (collectively, the "Purchased Assets"), including without limitation:

               (a) the machinery, equipment, leasehold improvements, furniture and fixtures, vehicles and other operating assets owned or leased by REALBID and used in the Business as set forth in Schedule 2.1(a) to the Purchase Agreement;
                                     ---------------

               (b) the miscellaneous supplies of REALBID used in connection with the Business;

               (c) REALBID's right, title and interest in and to license agreements, supply agreements, sales and purchase agreements, real property leases, orders and the other contracts and agreements, written or oral, necessary for REALBID to operate the Business as set forth in Schedule 2.1(c) to
                                                              ---------------
the Purchase Agreement (and to the extent oral, accurately described in Schedule
                                                                        --------
3.11 of the Disclosure Schedule the terms of such contract;
----

               (d) to the extent assignable, all licenses, permits, consents, approvals, orders, certificates, authorizations, declarations and filings held by REALBID necessary or incidental to the conduct of the Business set forth in
Schedule 2.1(d) to the Purchase Agreement;
---------------

               (e) all of REALBID's customer lists, mailing lists, telephone numbers, correspondence, credit, sales and other records, business and accounting records, computer printouts, vendor lists, and sales and other literature, operating data, and books, files, documents and records relating to the Business (collectively, the "Books and Records"); provided, that REALBID will retain certain Books and Records necessary for REALBID to wind up its involvement in the Business and provide COMPS, at the sole cost and expense of COMPS, with access to such Books and Records upon reasonable prior request and during normal business hours as necessary to conduct the Business after the Closing Date (as defined below);

               (f) all right, title and interest in and to all of the REALBID Intellectual Property, including without limitation (i) all of REALBID's rights to the name "REALBID" and variations thereof and all trademarks, tradenames, service marks and goodwill associated therewith, (ii) the domain name on the World Wide Web known as "realbid.com" and any successor name thereto and (iii) all items set forth in Section 3.24 of the Disclosure Schedule and all
                       ------------
improvements, modifications and other Intellectual Property derived therefrom;

               (h) all prepaid expenses, deposits and deferred items in effect as of the Closing Date and from which COMPS may derive future benefit;

               (i) all accounts, accounts receivable, notes and notes receivable of REALBID's Business as of the Closing Date, including without limitation those which are not evidenced by instruments or invoices, whether or not they have been earned by performance or have been written off or reserved against as a bad debt or doubtful account, together with all instruments and all documents of title representing any of the foregoing and all right, title, security and guaranties in favor of REALBID with respect to any of the foregoing, as identified in Schedule 2.1(h) to the Purchase Agreement;
                            ---------------

               (j)  the real properties leased or owned by REALBID set forth on
Schedule 2.1(i) to the Purchase Agreement;

               (k) all cash and cash equivalents of REALBID as of the Closing Date; and

               (l)  the goodwill and going concern value of REALBID's Business.

          2. Buyer hereby waives compliance by Sellers with the provisions of the bulk transfer laws of any state. Sellers warrant and agree to pay and discharge when due all claims of creditors which could be asserted against Buyer by reason of such noncompliance. Pursuant to the terms of the Purchase Agreement, Sellers shall indemnify and hold Buyer harmless from, against and in respect of (and shall on demand reimburse Buyer for) any Damages suffered or incurred by Buyer by reason of the failure of Sellers to pay or discharge such claims.

          3. From time to time after the date hereof, Sellers will execute and deliver, or cause its affiliates to execute and deliver, to Buyer such instruments of sale, transfer, conveyance, assignment and delivery, and such consents, assurances, powers of attorney and other instruments as may be reasonably requested by Buyer or its counsel in order to vest in the Company all right, title and interest of Seller in and to the Purchased Assets and otherwise in order to carry out the purpose and intent of this Bill of Sale.

          4. Notwithstanding any other provisions of this Bill of Sale to the contrary, nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of rights and remedies, and any of the obligations and indemnifications of Sellers or Buyer set forth in the Purchase Agreement nor shall this Bill of Sale expand or enlarge any remedies under the Purchase Agreement including without limitation any limits on indemnification specified therein. This Bill of Sale is intended only to effect the transfer of certain property transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

          5. This Bill of Sale shall in all respects be construed in accordance with and governed by the laws of the State of California without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of California in the governing law).

          6. This Bill of Sale may be executed by the parties herein in separate counterparts and by facsimile, each of which when so executed and delivered shall be an original, but all such counterparts and facsimile shall together shall constitute one and the same instrument.

                          [SIGNATURE PAGE TO FOLLOW]

          IN WITNESS WHEREOF, Sellers have caused this Bill of Sale to be executed and delivered on the date and year first written above.

                                    REALBID LLC,
                                    a California limited liability company



                                    By:_____________________________________
                                       Robert A. Potter, Manager


                                    By:_____________________________________
                                       Emmett DeMoss, Manager



                                    ________________________________________
                                    Emmett DeMoss



                                    ________________________________________
                                    Robert A. Potter



                     [SIGNATURE PAGE TO THE BILL OF SALE]

                                Exhibit 7.4(g)
                                --------------

                    Form of Intellectual Property Assignment

                 See Exhibit 10.40 to Registration on Form S-1

                                 Exhibit 7.4(h)
                                 --------------

                       Form of General Release and Waiver

                           GENERAL RELEASE AND WAIVER
                           --------------------------

          THIS RELEASE (this "Agreement"), effective as of November ___, 1998, is entered into by and among Institutional Real Estate, Inc., a California corporation ("IREI"), Geoffrey Dohrmann, in his individual capacity ("Mr. Dohrmann"), COMPS INFOSYSTEMS, INC., a Delaware corporation ("COMPS"), and REALBID LLC, a California limited liability company ("REALBID");

          WHEREAS, Mr. Dohrmann is the majority shareholder and President of IREI;

          WHEREAS, IREI owns twenty-five percent (25%) of the membership interest in REALBID;

          WHEREAS, IREI claims to be entitled to certain consideration from the sale by REALBID of substantially all of its assets to COMPS pursuant to that certain Asset Purchase Agreement dated November 6, 1998 by and among COMPS, REALBID, Emmett DeMoss and Robert Potter;

          WHEREAS, the parties to this Agreement intend and desire to avoid the risks and expenses attendant upon litigation of such dispute and to effect and accomplish a full and final settlement of all rights, claims and demands IREI or Mr. Dohrmann may have against COMPS and/or REALBID;

          NOW, THEREFORE, the parties hereto, in and for the consideration of the representations, promises, and agreements contained herein, do agree as follows:

          1. Concurrently with the execution and delivery of this Agreement by IREI and Mr. Dohrmann, COMPS shall grant IREI stock options to purchase that number of shares of COMPS Class B Common Stock equal to 1.25% of the issued and outstanding shares of COMPS Class B Common Stock as of the date hereof as consideration for a release and waiver by IREI and Mr. Dohrmann pursuant to
Section 2 and Section 3 hereof.

          2. IREI, on behalf of itself, as well as on behalf of its past and present directors, shareholders, officers, employees, agents, predecessors, successors, attorneys, representatives, affiliates, partners, joint venturers and assigns, if any, and Mr. Dohrmann, on behalf of himself, as well as on behalf of his past and present agents, employees, successors, attorneys, representatives, affiliates, partners, joint venturers and assigns, if any, hereby forever release, acquit and discharge, COMPS and REALBID, as well as their respective past and present directors, officers, managers, members, shareholders, agents, employees, successors, attorneys, representatives, affiliates, partners, joint venturers and assigns, if any, from any and all claims, demands, actions, causes of action, cross claims, counter claims, obligations, indemnities, contributions, suits, debts, sums, accounts, controversies, damages, costs, attorneys' fees, defenses, and liabilities of any kind whatsoever, whether in law or in equity, whether contractual, common law, statutory, federal, state, or otherwise (collectively, "Claims"), whether known or unknown, whether suspected to exist or not, that IREI or Mr. Dohrmann has, ever had, or hereafter may have or claim to have, against COMPS or REALBID or any of their respective past and present directors, officers, managers, members, shareholders, agents, employees, successors, attorneys, representatives, affiliates, partners, joint venturers and assigns, if any.

          3. IREI and Mr. Dohrmann may have Claims against COMPS and REALBID, as well as their respective past and present directors, officers, managers, members, shareholders, partners, affiliates, joint venturers, agents, employees, successors, attorneys, and assigns, if any, of which, at the time this Agreement is executed, IREI or Mr. Dohrmann has no knowledge or suspicion. However, the parties hereby agree and represent that this Agreement is specifically intended to, and does, extend to any and all such Claims, whether or not known, claimed, or suspected by IREI or Mr. Dohrmann, and, therefore, IREI and Mr. Dohrmann, on behalf of themselves, as well as on behalf of their respective past and present directors, officers, agents, employees, successors, attorneys, and assigns, if any, hereby expressly waive with respect to the claims described in this Section 3 the benefits of Section 1542 of the California Civil Code which provides:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          4. This Agreement is a release and compromise of disputed claims and none of the parties hereto by its execution of this Agreement is making an admission of liability or against their respective interest.

          5. The terms of this Agreement shall be binding on and inure to the benefit of each of the directors, officers, manager, agents, employees, successors, attorneys, and assigns, if any, of each of the parties hereto.

          6. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

          7. Each party hereto hereby acknowledges that it has sought or has the right, ability or opportunity to seek the advice of legal counsel prior to the execution of this Agreement.

          8. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          9. If any term, provision, covenant or restriction of this Agreement is held by an arbitrator or a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions contained within this agreement will remain in full force and effect and will in no way be affected, impaired or invalidated.

          10. This Agreement constitutes the complete, final and exclusive statement of the terms of the Agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties hereto. No amendment, modification or recession of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          11. Each party hereto, at the request of any of the other parties hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

          12. This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original, but all such counterparts shall constitute but one and the same instrument, and this Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.


                          [Signature Page To Follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above set forth.

                                    COMPS INFOSYSTEMS, INC.,
                                    a Delaware Corporation


DATED: November ___, 1998           By:_____________________________
                                    Name:___________________________
                                    Title:__________________________



                                    REALBID LLC,
                                    a California limited liability company


DATED: November ___, 1998           By:_____________________________
                                       Robert Potter, Manager


DATED: November ___, 1998           By:_____________________________
                                       Emmett DeMoss, Manager


                                    INSTITUTIONAL REAL ESTATE, INC.,
                                    a California corporation


DATED: November ___, 1998           By:_____________________________
                                    Name:___________________________
                                    Title:__________________________


DATED: November ___, 1998           ________________________________
                                    Geoffrey Dohrmann

                           COMPS DISCLOSURE SCHEDULES

Section 4.1  ORGANIZATION OF COMPS.
             ---------------------

     None.

Section 4.2  CAPITALIZATION.
             --------------

     No options or warrants were exercised between October 28, 1998 and the Closing Date.

Section 4.3  AUTHORIZATION.
             -------------

     None

Section 4.4  NO CONFLICT OR VIOLATION.
             ------------------------

     Mr. Christopher Crane is a partner in a partnership that owns the building where COMPS' San Diego office is located.

Section 4.5  CONSENTS AND APPROVALS.
             ----------------------

     Under the Loan Agreement dated September 24, 1996 by and between COMPS InfoSystems, Inc.and Venture Lending & Leasing, Inc. (the "Lender"), the Lender's prior written consent is required for COMPS to consummate the Transactions.

Section 4.6  NO BROKERS.
             ----------

     None

Section 4.7  LITIGATION.
             ----------

     None

Section 4.8  LIABILITIES.
             -----------

     None

Section 4.9  Compliance with Law.

     None

Section 4.10  COMPS Financial Statements.

     None

COMPS DISCLOSURE SCHEDULE
PAGE 2

Section 4.11  Absence of Certain Changes or Events for COMPS.

     None

Section 4.12  Full Disclosure.

     None

                                SCHEDULE 2.1(A)

                                  Fixed Assets

                                SCHEDULE 2.1(A)

                                 Fixed Assets

     All of the computer equipment described in Items 3 and 4 of Section 3.11 of the Disclosure Schedule and one fax machine located at REALBID's offices, 700 Larkspur Landing Circle, Suite 199, Larkspur, California 94939.

                                SCHEDULE 2.1(C)

                           REALBID Assumed Contracts

                                SCHEDULE 2.1(C)

                           REALBID ASSUMED CONTRACTS

     Each of the contracts and agreements described in Items 1, 3, 4, 5, 6 and 7 of Section 3.11 of the Disclosure Schedule.

                                SCHEDULE 2.1(D)

                                REALBID Permits

                                SCHEDULE 2.1(D)

                                REALBID PERMITS

     None.

                                SCHEDULE 2.1(H)

                          REALBID Accounts Receivables

                                SCHEDULE 2.1(H)
                          REALBID ACCOUNTS RECEIVABLES

     See attached.

                                  REALBID LLC
                               A/R Aging Detail
                            As of October 31, 1998

           Type             Date    Num  P.O.#                 Name                    Terms     Due Date       Class
Current
         Invoice          10/7/98   108         ***                                    Net 30    11/6/98       Brokers
         Invoice          10/12/98  109         ***                                    Net 30    11/11/98      Brokers
         Invoice          10/12/98  110         ***                                    Net 30    11/11/98      Brokers
         Invoice          10/30/98  113         ***                                    Net 30    11/29/98      Brokers

Total Current
1 - 30
         Invoice            9/1/98   71         ***                                    Net 30    10/1/98       Realty Advis....
         Invoice            9/3/98   72         ***                                    Net 30    10/3/98       Brokers
         Invoice           10/7/98  107         ***                                              10/7/98       Life Insuranc...
         Invoice           9/18/98   74         ***                                    Net 30    10/8/98       Brokers
         Payment           10/9/98              ***
         Invoice           9/15/98   77         ***                                    Net 30    10/15/98      Brokers
         Invoice           9/15/98   78         ***                                    Net 30    10/15/98      Brokers
         Invoice           9/15/98   80         ***                                    Net 30    10/15/98      Builders/Dev....
         Invoice           9/15/98   81         ***                                    Net 30    10/15/98      Realty Advis....
         Invoice           9/15/98   84         ***                                    Net 30    10/15/98      Brokers
         Invoice           9/23/98   95         ***                                    Net 30    10/23/98      Realty Advis....
         Invoice           9/29/98  102         ***                                    Net 30    10/29/98      Brokers
         Invoice          10/30/98  114         ***                                              10/30/98      Brokers
         Invoice          10/30/98  115         ***                                              10/30/98

Total 1 - 30
31 - 60
         Invoice           8/18/98   65         ***                                    Net 30     9/17/98      Realty Advis....
         Invoice           9/23/98   94         ***                                               9/23/98      Brokers
         Invoice           9/23/98   96         ***                                               9/23/98      Brokers
         Invoice           9/23/98   98         ***                                               9/23/98      Corporation
         Invoice           8/27/98   69         ***                                    Net 30     9/26/98      Brokers
         Invoice           8/28/98   67         ***                                    Net 30     9/27/98      Brokers
         Invoice           9/28/98  101         ***                                               9/28/98      Life Insuranc....

Total 31 - 60
61 - 90
         Invoice           7/20/98   55         ***                                    Net 30     8/19/98      Brokers

Total 61 - 90
greater
than 90
         Invoice           4/24/98   24         ***                                               4/26/98      Realty Advis
         Invoice           5/14/98   33         ***                                    Net 30     6/13/98      Brokers
         Invoice           5/27/98   38         ***                                    Net 30     6/26/98      Realty Advis
         Invoice           5/27/98   39         ***                                    Net 30     6/26/98      Broker

Total greater than 90

TOTAL

           Type            Aging        Open Balance
Current
         Invoice                            2,500.00
         Invoice                            2,500.00
         Invoice                            2,500.00
         Invoice                            2,500.00
                                        ------------
Total Current                              10,000.00
1 - 30
         Invoice              30            3,000.00 (1)
         Invoice              28            2,500.00
         Invoice              24            2,500.00
         Invoice              23            2,500.00 (2)
         Payment                           -1,000.00 (3)
         Invoice              16              500.00
         Invoice              16              500.00
         Invoice              16            2,500.00
         Invoice              16            2,500.00
         Invoice              16            2,500.00 (4)
         Invoice               8            2,500.00
         Invoice               2            2,500.00
         Invoice               1            2,500.00
         Invoice               1            2,500.00
                                        ------------
Total 1 - 30                               28,000.00
31 - 60
         Invoice              44            2,500.00
         Invoice              38            2,500.00
         Invoice              38            1,500.00
         Invoice              38            2,000.00 (7)
         Invoice              35              750.00
         Invoice              34            5,000.00
         Invoice              33            2,500.00
                                        ------------
Total 31 - 60                              16,750.00
61 - 90
         Invoice              73            1,750.00 (5)
                                        ------------
Total 61 - 90                               1,750.00
greater
than 90
         Invoice             190            1,500.00
         Invoice             140            4,000.00 (6)
         Invoice             123            2,500.00
         Invoice             123            2,500.00
                                        ------------
Total greater than 90                      10,500.00

TOTAL                                      67,800.00


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                SCHEDULE 2.1(I)

                             Assumed Real Property

                                SCHEDULE 2.1(I)
                             ASSUMED REAL PROPERTY

     The leasehold interest described in Item 1 of Schedule 3.11 of the Disclosure Schedule.

                                 SCHEDULE 2.3

                                Excluded Assets

                                  SCHEDULE 2.3
                                EXCLUDED ASSETS

     All office furniture and filing cabinets and the color printer located at REALBID's offices, 700 Larkspur Landing Circle, Suite 199, Larkspur, California 94939.

                          REALBID DISCLOSURE SCHEDULE
                          ---------------------------

                                 REALBID, LLC
                              DISCLOSURE SCHEDULE
                            DATED OCTOBER 28, 1998

Section 3.1   Ownership of REALBID Interests
              ------------------------------

     Emmett DeMoss:                    3,000 Members' Shares
     Robert Potter:                    3,000 Members' Shares
     Institutional Real Estate, Inc.:  2,000 Member's Shares

SECTION 3.2   Organization and Good Standing
              ------------------------------
     None.

SECTION 3.2   Authorization
              -------------
     None.

SECTION 3.4   Equity Securities of REALBID
              ----------------------------
     None.

SECTION 3.5   No Conflict or Violation
              ------------------------
     See Section 3.6 hereof.

SECTION 3.6   Consents and Approvals
              ----------------------
     1. Consent of Landlord with respect to lease referenced in Item 1 of Section 3.11 hereof is required for assignment.

     2. Consent of Lessor with respect to the equipment leases referenced in Items 3 and 4 of Section 3.11 hereof is required for assignment

SECTION 3.7   Books and Records
              -----------------
     None.

SECTION 3.8   Financial Statements
              --------------------

     See attached financial statements: (a) balance sheets as of December 31, 1997 and October 31, 1998; and (b) income statements for the year ended December 31, 1997 and for the period ended October 31, 1998.

SECTION 3.9   Accounts Receivable
              -------------------
     None.

SECTION 3.10  Absence of Certain Changes or Events
              ------------------------------------
     None.

SECTION 3.11  Contracts and Commitments
              -------------------------

List of Assumed Contracts and Other Contracts:
---------------------------------------------

     1. Office Sublease and Service Agreement dated July 6, 1998 between Executive Business Network, Inc. d/b/a/ Executive Business Centers and REALBID, LLC for premises located at 700 Larkspur Landing Circle, Suite 199, Larkspur, California 94939.

     2. Contribution Agreement dated July 1, 1997 by and among REALBID and the REALBID Principals.

     3. Business Lease Agreement (Lease #521542) between Dana Commercial Credit Corporation and REALBID for computer equipment listed on Schedule A thereto.

     4. Business Lease Agreement (Lease #535079) between Dana Commercial Credit Corporation and REALBID for computer equipment described therein.

     5. Web Hosting and Maintenance Agreement dated January 1, 1998 between REALBID and RealPage Communications, Inc. ("RealPage").

     6. Marketing Services Agreement dated August 15, 1997 between REALBID and Prudential Insurance Company of America.

     7. Oral Agreements All of REALBID's customer agreements with the exception of the agreement reference in Item 6 of this Section 3.11 are oral agreements whereby REALBID posts the subject property at its web site and then broadcasts the availability of the property for sale to buyers whose acquisition parameters meet the characteristics of the property. See Schedule 2.1(h) for a list of clients for which REALBID has an oral agreement and see Attachment 3.11(7)-A hereto.

SECTION 3.11(A)
     None.

SECTION 3.11(B)
     See Section 3.12 hereof.

SECTION 3.11(C)
     None.

SECTION 3.11(D)

     None.

SECTION 3.12  Insurance
              ---------

     The lease listed as Item 1 of Section 3.11 hereof requires that REALBID maintain bodily injury insurance of at least $300,000 per person and $1,000,000 per occurrence and property damage insurance of at least $200,000 per accident or occurrence. REALBID does not maintain such insurance.

     The leases listed as Items 3 and 4 of Section 3.11 hereof require REALBID to pay, and REALBID has paid, a risk charge of 125% of the original equipment cost until REALBID obtains insurance for such equipment.

SECTION 3.13  Litigation
              ----------
     None.

SECTION 3.14  Liabilities
              -----------
     None.

SECTION 3.15  Compliance with Law
              -------------------
     REALBID has not complied with local ordinances (if any) requiring REALBID to maintain a business license or similar permit.

SECTION 3.16  No Brokers
              ----------
     None.

SECTION 3.17  No Other Agreements to Sell REALBID
              -----------------------------------
     None.

SECTION 3.18  Tax Matters
              -----------
     None.

SECTION 3.19  Employment Matters and Benefit Plans
              ------------------------------------
     None.

SECTION 3.20  Transaction with Certain Persons
              --------------------------------
     None.

SECTION 3.21  Environmental Quality
              ---------------------
     None.

SECTION 3.22  Certain Advances
              ----------------
     None.

SECTION 3.23  Licenses and Permits
              --------------------
     None.

SECTION 3.24  Proprietary Rights
              ------------------
     (a)  None.
     (b)  None.
     (c)  (i)    Service mark for "REALBID" (application No. 75/277,110), filed with U.S. Patent and Trademark Office), copyrighted material including information and text on REALBID's website and REALBID's buyer profile database, domain name of "www.realbid.com" and any and all software developed by RealPage Communications, Inc. in connection with the agreement listed as Item 5 of Section 3.11 hereof.

          (ii) See "Attachment 3.24(c)" attached hereto for a description of the services offered by REALBID.

          (iii)  See Item 5 of Section 3.11 hereof.
     (d)  None.
     (e)  None.
     (f)  None.
     (g)  None.
     (h)  None.
     (i) See item 5 of Section 3.11 hereof. Pursuant to the terms of such agreement, RealPage has agreed to implement, support, host and maintain REALBID's website. Such agreement has a term of one year commencing on January 1, 1998 and may be terminated by either REALBID or RealPage upon 30 days' prior written notice.

SECTION 3.25  Material Misstatements or Omissions
              -----------------------------------
     None.

SECTION 3.26  Exclusive Dealing
              -----------------
     None.

SECTION 3.27  Lease
              -----
     See lease listed as Item 1 of Section 3.11 hereof.

SECTION 3.28  Location of Purchased Assets
              ----------------------------

     The Purchased Assets are located at 700 Larkspur Landing Circle, Suite 199, Larkspur, California 94939.

     The computer equipment reference in Items 3 and 4 of Section 3.11 hereof is subject to the equipment leases referenced therein and the Assumed Real Property is subject to the lease referenced in Item 1 of Section 3.11 hereof.

SECTION 3.29  Prepaid Expenses
              ----------------
     None.

SECTION 3.30  Certain Agreements
              ------------------
     None.

SECTION 3.31  Year 2000 Compliance
              --------------------
     None.

SECTION 3.32  Necessary Property
              ------------------
     The Excluded Assets are currently used in operation of REALBID's business.

SECTION 3.33  Bank Accounts
              -------------
     Wells Fargo Bank
     100 Bon Air Center
     Greenbrea, California 94904
     Account Name:  REALBID, LLC

     Account Number: Basic Business Checking Branch Plan 0224-352427 Authorized Access: Manager REALBID Emmett DeMoss
                         Manager REALBID Robert Potter

SECTION 3.34  Valuation of Comps
              ------------------
     None.

SECTION 3.35  Full Disclosure
              ---------------
     None.

                                  REALBID LLC
                                 BALANCE SHEET
                            As of December 31, 1997

ASSETS
 Current Assets
 Checking/Savings

    Wells Fargo                                    9.66
    Wells Fargo Checking                       1,584.51
  Total Checking/Savings                       1,594.17
  Total Current Assets                         1,594.17

  Other Assets
    Organization Costs                        3,687.28
 Total Other Assets                           3,678.28
TOTAL ASSETS                                  5,272.45
                                           -----------

LIABILITIES & EQUITY
 Liabilities
    Current Liabilities
    Accounts Payable
    Accounts Payable                           -750.00
    Total Accounts Payable                     -750.00

 Other Current Liabilities
    BAP Lease                                12,881.97
    ERD Lease                                20,000.00
    LLC Managers Accrued Fee                150,000.00
   Total Other Current Liabilities          182,901.97
 Total Current Liabilities                  182,151.97
 Total Liabilities                          182,151.97

 Equity
  Net Income                               -176,879.52

 Total Equity                              -176,879.52

TOTAL LIABILITIES & EQUITY                    5,272.45
                                           -----------

                                  REALBID LLC
                                 BALANCE SHEET
                            As of October 31, 1998

ASSETS
 Current Assets
 Checking/Savings

   Wells Fargo Checking                       7,481.24
  Total Checking/Savings                      7,481.24
  Accounts Receivable
   Accounts Receivable                       67,000.00
  Total Accounts Receivable                  67,000.00
 Total Current Assets                        74,481.24

 Other Assets
  Organization Costs                          3,687.28
 Total Other Assets                           3,678.28
TOTAL ASSETS                                 78,159.52
                                           -----------
LIABILITIES & EQUITY
  Liabilities
  Current Liabilities
   Accounts Payable
   Accounts Payable                           1,050.98
   Total Accounts Payable                     1,050.98

   Other Current Liabilities
    BAP Lease                                18,776.79
    ERD Lease                                26,875.02
    LLC Managers Accrued Fee                324,000.00
   Total Other Current Liabilities          369,651.81
  Total Current Liabilities                 370,702.79
 Total Liabilities                          370,702.79

 Equity
  Retained Earnings                        -176,879.52

  Net Income                               -115,663.75

 Total Equity                              -292,543.27

TOTAL LIABILITIES & EQUITY                   78,159.52
                                           -----------

                                  REALBID LLC
                                PROFIT AND LOSS
                          June through December 1997

     Ordinary Income/Expenses
                    Income
                         Marketing Service Fee                   15,500.00

                    Total Income                                 15,500.00

               Gross Profit                                      15,500.00


               Expenses
                    Bank Service Charges                             46.00
                    LLC Managers Fee                            150,000.00
                    Professional Fees
                         Legal Fees                              24,859.14
                    Total Professional Fees                      24,859.14

                    Rent                                          7,881.97
                    Uncategorized Expenses                            0.00
                    Web Site Hosting & Maintenance                9,615.00

               Total Expense                                    192,402.11

          Net Ordinary Income                                  -176,902.11


          Other Income/Expense
               Other Income
                    Interest Earned                                   0.22

               Total Other Income                                     0.22

          Net Other Income                                            0.22

     Net Income                                                -176,901.89
                                                               -----------

                                  REALBID LLC
                                PROFIT AND LOSS
                         January through October, 1998

     Ordinary Income/Expenses
                    Income
                         Marketing Service Fee                 223,166.00
                    Total Income                               223,166.00
                    Cost of Goods Sold
                         Cost of Goods Sold                     20,910.00
                    Total COGS                                  20,910.00
               Gross Profit                                    202,256.00
               Expenses
                    Bank Service Charges                           108.01
                    Data Base Modifications                        705.00
                    Direct Property Service Cost
                         Broadcasting Expenses                   4,518.25
                         Posting Expense                         8,605.00
                    Total Direct Property Service Cost          13,123.25
                    ____ and Subscriptions                         500.00
                    Leased Equipment - Computers                 2,360.30
                    Licenses and Permits                            10.00
                    LLC Managers Fee                           250,000.00
                    Office Expense                                  16.36
                    Professional Fees
                         Accounting                                900.00
                         Legal Fees                              3,553.16
                    Total Professional Fees                      4,453.16
                    Promotions                                   1,345.00
                    Rent                                        28,279.97
                    Taxes
                         State                                     800.00
                    Total Taxes                                    800.00
                    Telephone                                      400.57
                    Travel & Ent.                                7,568.14
                    Uncategorized Expenses                           0.00
                    Web Site Hosting & Maintenance               8,250.00
               Total Expense                                   317,919.76
          Net Ordinary Income                                 -115,663.76
          Other Income/Expense
               Other Income
                    Interest Earned                                  0.01
               Total Other Income                                    0.01
          Net Other Income                                           0.01
     Net Income                                               -115,663.75
                                                              -----------

                             Attachment 3.11 (7) - a

The attached sheet reflects the outstanding account receivables as of October 31, 998 for REALBID. The following comments pertain to these receivables:

Generally, all work assignments into by REALBID are by oral contracts. Upon completion of an assignment (Generally when information about a subject property is "broadcast" to specific categories of REALBIDS data base.) an invoice is issued to the client. In the normal course of business the invoice is for a fixed amount and due upon receipt. Industry practice however is payment within 30 60 days. Upon certain occasions REALBID will deviate from its normal practice of billing in order to obtain a new client, experiment with a new category of property, encourage greater volume from an existing client, etc. The notes below relate to those invoices that were created by a deviation from REALBIDS normal billing policy (See the attached A/R Aging Detail report with identifying numbers corresponding to the footnotes below.)

1. Staubach Retail Investments: This is a new client. REALBID offered him to be the judge as to whether to pay based upon our value added. Upon recent inquiry he said he liked the service would use it again and was continuing to market the property; consequently the amount and timing of the payment is uncertain.
2. Stephen N. Frankel Real Estate: REALBID proceeded with this transaction based upon the client paying $500 upon completion of the broadcast and $2,500 upon the "closing" of the property. The $500 has been paid. There has not been a "closing". Consequently the timing is uncertain.
3. Prudent Realty Advisors: Prudential inadvertently paid us twice for the same assignment. They instructed us to hold the money and give them a credit on the next assignment.
4. Grubb & Ellis (Florence Business Park): The terms for this transaction were $1,250 upon broadcast and $1,250 upon close. The broker is optimistic about a close, the timing of which is uncertain.
5. CBRichard Ellis (John Hancock Portfolio): The terms of this transaction were $1,750 upon the broadcast and an additional $1,750 upon the close of the property. The initial payment has been made and the broker is optimistic about the sale of the property the timing of which is uncertain.
6. Manekin Brokerage: The terms for this transaction were $4,000 upon closing. The closing has occurred, payment has been made (subsequent to October 31st .) and the cash is in the bank.
7. Boeing: The terms of this transaction are $2,500 upon the close of the portfolio. The portfolio just fell out of escrow, consequently the timing of payment is uncertain.

                                  REALBID LLC
                               A/R Aging Detail
                            As of October 31, 1998

          Type          Date    Num  P.O.#                 Name                     Terms     Due Date       Class
Current
        Invoice        10/7/98  108                      ***                        Net 30     11/6/98      Brokers
        Invoice       10/12/98  109                      ***                        Net 30    11/11/98      Brokers
        Invoice       10/12/98  110                      ***                        Net 30    11/11/98      Brokers
        Invoice       10/30/98  113                      ***                        Net 30    11/29/98      Brokers

Total Current
1 - 30
        Invoice         9/1/98   71                      ***                        Net 30     10/1/98      Realty Advis....
        Invoice         9/3/98   72                      ***                        Net 30     10/3/98      Brokers
        Invoice        10/7/98  107                      ***                                   10/7/98      Life Insuranc...
        Invoice        9/18/98   74                      ***                        Net 30     10/8/98      Brokers
        Payment        10/9/98                           ***
        Invoice        9/15/98   77                      ***                        Net 30    10/15/98      Brokers
        Invoice        9/15/98   78                      ***                        Net 30    10/15/98      Brokers
        Invoice        9/15/98   80                      ***                        Net 30    10/15/98      Builders/Dev....
        Invoice        9/15/98   81                      ***                        Net 30    10/15/98      Realty Advis....
        Invoice        9/15/98   84                      ***                        Net 30    10/15/98      Brokers
        Invoice        9/23/98   95                      ***                        Net 30    10/23/98      Realty Advis....
        Invoice        9/29/98  102                      ***                        Net 30    10/29/98      Brokers
        Invoice       10/30/98  114                      ***                                  10/30/98      Brokers
        Invoice       10/30/98  115                      ***                                  10/30/98

Total 1 - 30
31 - 60
        Invoice        8/18/98   65                      ***                        Net 30     9/17/98      Realty Advis....
        Invoice        9/23/98   94                      ***                                   9/23/98      Brokers
        Invoice        9/23/98   96                      ***                                   9/23/98      Brokers
        Invoice        9/23/98   98                      ***                                   9/23/98      Corporation
        Invoice        8/27/98   69                      ***                        Net 30     9/26/98      Brokers
        Invoice        8/28/98   67                      ***                        Net 30     9/27/98      Brokers
        Invoice        9/28/98  101                      ***                                   9/28/98      Life Insuranc...

Total 31 - 60
61 - 90
        Invoice        7/20/98   55                      ***                        Net 30     8/19/98      Brokers

Total 61 - 90
greater
than 90
        Invoice        4/24/98   24                      ***                                   4/26/98      Realty Advis....
        Invoice        5/14/98   33                      ***                        Net 30     6/13/98      Brokers
        Invoice        5/27/98   38                      ***                        Net 30     6/26/98      Realty Advis....
        Invoice        5/27/98   39                      ***                        Net 30     6/26/98      Broker

Total greater than 90

TOTAL

          Type              Aging     Open Balance
Current
        Invoice                           2,500.00
        Invoice                           2,500.00
        Invoice                           2,500.00
        Invoice                           2,500.00
                                      ------------
Total Current                            10,000.00
1 - 30
        Invoice               30          3,000.00 (1)
        Invoice               28          2,500.00
        Invoice               24          2,500.00
        Invoice               23          2,500.00 (2)
        Payment                          -1,000.00 (3)
        Invoice               16            500.00
        Invoice               16            500.00
        Invoice               16          2,500.00
        Invoice               16          2,500.00
        Invoice               16          2,500.00 (4)
        Invoice                8          2,500.00
        Invoice                2          2,500.00
        Invoice                1          2,500.00
        Invoice                1          2,500.00
                                      ------------
Total 1 - 30                             28,000.00
31 - 60
        Invoice               44          2,500.00
        Invoice               38          2,500.00
        Invoice               38          1,500.00
        Invoice               38          2,000.00 (7)
        Invoice               35            750.00
        Invoice               34          5,000.00
        Invoice               33          2,500.00
                                      ------------
Total 31 - 60                            16,750.00
61 - 90
        Invoice               73          1,750.00 (5)
                                      ------------
Total 61 - 90                             1,750.00
greater
than 90
        Invoice              190          1,500.00
        Invoice              140          4,000.00 (6)
        Invoice              123          2,500.00
        Invoice              123          2,500.00
                                      ------------
Total greater than 90                    10,500.00

TOTAL                                    67,800.00


*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

                                                              Attachment 3.24(c)

REALBID is a disposition marketing tool that can help quickly identify, contact, inform and capture potential investors and help organize competitive, efficient and orderly sales by leveraging current communication technology. Here is how it works.

First we develop a Web site specifically for the property using your executive summary. This will usually include property information, maps, site plans, pictures, summary financials, broker contact information and confidentiality agreement. For complete Posting Instructions please click here. Current
                                                           ----
examples can be viewed at the Bid Center.
                              ----------

We then identify and match investors with that property using REALBID's Buyer
                                                                        -----
Profile database.  The investors whose profiles are in REALBID's database
-------
transacted over $50 billion last year. It includes the specific investment criteria of the pension fund managers, REITs, opportunistic funds, private investors and insurance companies. (Go to Buyer Profile to include or update
                                           -------------
your investment objectives in the database.)

A broadcast announcement is then sent to matched investors by email, fax or phone. The announcement briefly describes the disposition, identifies the broker and invites investors to view property and market information, execute the confidentiality agreement and register online or to contact the broker directly. You control exposure and access by choosing one of three increasingly restrictive broadcast protocols. All questions, registrations and responses are directed to the broker for processing.

REALBID automates and accelerates the disposition process and provides an extra level of assurance that you are achieving highest price and the most efficient execution.

REALBID does not:
     .    Participate in commissions,
     .    Act as a broker,
     .    Negotiate with potential investors nor
     .    Independently prepare any sales documentation

The standard price for a REALBID posting and broadcasting is $3,500 per property. On average that represents less than 3 basis points. Significant price breaks are offered for contracts that involve multiple transactions.

CONTACT INFORMATION:

Please contact us directly via any of the following:

Email: Bob Potter
       ----------
Telephone: (415) 464-4916
Fax: (415) 464-4944
Address: 700 Larkspur Landing Circle, Suite #199, Larkspur, CA 94939